NATIONS LIFEGOAL FUNDS, INC.


                      Statement of Additional Information


                           LIFEGOAL GROWTH PORTFOLIO
                       LIFEGOAL BALANCED GROWTH PORTFOLIO
                      LIFEGOAL INCOME AND GROWTH PORTFOLIO


               Investor A And C Shares and Primary A And B Shares


                                OCTOBER 15, 1996

                        Supplemented on November 5, 1996

This Statement of Additional Information ("SAI") provides supplementary information pertaining to shares representing interests in the above listed three investment portfolios of Nations LifeGoal Funds, Inc. (individually, a "LifeGoal Portfolio" and collectively, the "LifeGoal Portfolios"). This SAI is not a prospectus and should be read only in conjunction with the current prospectuses for the aforementioned LifeGoal Portfolios related to the class or series of shares in which one is interested, dated October 15, 1996 (each a "Prospectus"). All terms used in this SAI that are defined in the Prospectuses will have the same meanings assigned in the Prospectuses. Copies of these Prospectuses may be obtained by writing Nations Fund c/o Stephens Inc., One NationsBank Plaza, 33rd Floor, Charlotte, North Carolina 28255, or by calling Nations Fund at 1-800-982-2271.


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                               TABLE OF CONTENTS

                                                                           Page

INTRODUCTION.............................................................   1

ADDITIONAL INFORMATION ON LIFEGOAL PORTFOLIO INVESTMENTS
        General..........................................................   1
        Fundamental Investment Limitations...............................   2

ADDITIONAL INFORMATION ON UNDERLYING NATIONS
FUNDS' INVESTMENTS.......................................................   5
       General...........................................................   5
       When-Issued Securities............................................   5
       Foreign Currency Transactions.....................................   6
       Futures, Options and Other Derivative
         Instruments.....................................................   7
       Risk Factors Associated with Futures and
         Options Transactions............................................  16
       Interest Rate Transactions........................................  19
       Asset-Backed Securities...........................................  20
       Special Situations................................................  24
       Equity Swap Contracts.............................................  24
       Lower Rated Debt Securities.......................................  25
       Repurchase Agreements.............................................  26
       Reverse Repurchase Agreements.....................................  27
       Securities Lending................................................  27
       Short Sales.......................................................  28
       Guaranteed Investment Contracts...................................  28
       Illiquid Securities...............................................  28
       Commercial Instruments............................................  29
       Real Estate Investment Trusts.....................................  29

NET ASSET VALUE..........................................................  29
       Purchases and Redemptions.........................................  29
       Investment Strategy...............................................  30
       Net Asset Value Determination.....................................  30
       Exchanges.........................................................  30

DESCRIPTION OF SHARES....................................................  31
       Dividends and Distributions.......................................  31

ADDITIONAL INFORMATION CONCERNING TAXES..................................  32
       Qualification as a Regulated Investment
       Company...........................................................  32

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                                                                           Page

       Excise Tax on Regulated Investment Companies......................   33
       Sale or Redemption of Shares......................................   33
       Tax Rates.........................................................   33
       Foreign Shareholders..............................................   34
       Taxation of Nations Funds.........................................   34
       Effect of Future Legislation; Local Tax
          Considerations.................................................   35

DIRECTORS AND OFFICERS OF LIFEGOAL PORTFOLIOS............................   35
       Directors, Trustees and Officers of Underlying Nations Funds......   39
       Compensation Table................................................   39

INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY,
TRANSFER AGENCY, SHAREHOLDER SERVICING, SHAREHOLDER
ADMINISTRATION AND DISTRIBUTION AGREEMENTS...............................   41
       The Company and Its Common Stock..................................   41
       Investment Advisory Arrangements of the LifeGoal Portfolios.......   42
       Investment Advisory Arrangements of the Underlying Nations Funds..   43
       Investment Styles.................................................   50
       Administrator and Co-Administrator................................   55
       Distributor.......................................................   56
       Distribution Plans and Shareholder Servicing
         Arrangements for Investor Shares................................   57
                 Investor A Shares.......................................   57
                 Investor C Shares.......................................   58
       Information Applicable to Investor A and
         Investor C Shares...............................................   59
       Shareholder Administration Plan
         (Primary B Shares)..............................................   61
       Expenses..........................................................   62
       Transfer Agents and Custodians....................................   63

INDEPENDENT ACCOUNTANT AND REPORTS.......................................   63

COUNSEL..................................................................   64
       Pending Legal Proceedings.........................................   64

ADDITIONAL INFORMATION ON PERFORMANCE....................................   64
       Yield Calculations................................................   65
       Total Return Calculations.........................................   65

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                                                                           Page

MISCELLANEOUS............................................................   67
       Certain Record Holders............................................   67
       Report of Independent Accountant..................................   67
       Statement of assets and liabilities at October 1, 1996............   68


SCHEDULE A - Description of Ratings......................................   A-1


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                                  INTRODUCTION

         Nations LifeGoal Funds, Inc. (the "Company") is a diversified open-end management investment company. The rules and regulations of the Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the mutual fund being considered for investment. This information about the Company is included in various Prospectuses. The Prospectuses relate to the shares of LifeGoal Growth Portfolio, LifeGoal Balanced Growth Portfolio and LifeGoal Income and Growth Portfolio (each a "LifeGoal Portfolio" and collectively, the "LifeGoal Portfolios"). The Primary A and Primary B Shares are collectively referred to herein as "Primary Shares" and the Investor A and Investor C Shares are collectively referred to as "Investor Shares." NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the LifeGoal Portfolios. TradeStreet Investment Associates, Inc. ("TradeStreet") is investment sub-adviser. As used herein the "Adviser" shall mean NBAI and/or TradeStreet as the context may require.

         Each LifeGoal Portfolio may (i) own more than 3% of the total outstanding stock of a registered investment company which is a member of the Nations Fund Family, (ii) invest more than 5% of its assets in any one such investment company, and (iii) invest more than 10% of it assets, collectively, in registered investment companies which are members of the Nations Fund Family. Each LifeGoal Portfolio will concentrate more than 25% of its assets in the mutual fund industry. However, each of the underlying mutual funds in which the LifeGoal Portfolios will invest will not concentrate 25% or more of its total assets in any one industry.

         This SAI is intended to furnish prospective investors with additional information concerning the Company and the LifeGoal Portfolios. Some of the information required to be in this SAI is also included in the LifeGoal Portfolios current Prospectuses, and, in order to avoid repetition, this SAI will reference sections of the Prospectuses. Additionally, the Prospectuses and this SAI omit certain information contained in "Part C" of the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectuses and this SAI, may be obtained from the SEC.

          ADDITIONAL INFORMATION ON THE LIFEGOAL PORTFOLIO INVESTMENTS

General

         Information concerning each LifeGoal Portfolio's investment objective is set forth in each of the Prospectuses under the headings "Prospectus Summary" and "How Objectives Are Pursued". There can be no assurance that the LifeGoal Funds will achieve their objectives. The principal features of the LifeGoal Funds' investment programs and the primary risks associated with those investment programs are discussed in the Prospectuses under the heading "How
Objectives Are Pursued". The principal features and certain risks of the underlying Nations Funds are discussed in the Prospectuses under the heading "Description of Underlying Nations Funds."

         Under extraordinary circumstances, the LifeGoal Portfolios may invest 100% of their assets in Nations Prime Fund. Such circumstances that would prompt a shift in the allocation of

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assets  for  defensive  purposes  by the  Adviser include  concerns  about a precipitous decline in the net asset value of any of the underlying Nations Funds or similar volatility in the Nasdaq National Market, New York Stock Exchange or American Stock Exchange. The designation of circumstances as sufficiently extraordinary to permit this defensive investing is within the Adviser's discretion.

         Although each LifeGoal Portfolio intends to invest substantially all of its assets in underlying Nations Funds, each LifeGoal Portfolio reserves the right to invest assets not so invested in government securities, repurchase agreements and money market instruments.

Fundamental Investment Limitations

         Each LifeGoal Portfolio is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the LifeGoal Fund's outstanding shares.

         Under the Investment Company Act of 1940, as amended ("1940 Act"), such approval requires the affirmative vote, at a meeting of shareholders of a LifeGoal Portfolio, of (i) at least 67% of the shares of the LifeGoal Portfolio present at the meeting, if the holders of more than 50% of the outstanding shares of the LifeGoal Portfolio are present in person or by represented proxy; or (ii) more than 50% of the outstanding shares of the LifeGoal Portfolio, whichever is less.

The LifeGoal Portfolios may not:

    1. Borrow money or issue senior securities as defined in the 1940 Act except that (a) a Portfolio may borrow money from banks for temporary or emergency purposes in amounts up to one-third of the value of such Portfolio's total assets at the time of borrowing, provided that borrowings in excess of 5% of the value of such Portfolio's total assets will be repaid prior to the purchase of additional portfolio securities by such Portfolio, (b) a Portfolio may enter into commitments to purchase securities in accordance with the Portfolio's investment program, including delayed delivery and when-issued securities, which commitments may be considered the issuance of senior securities, and (c) a Portfolio may issue multiple classes of shares in accordance with SEC regulations or exemptions under the 1940 Act. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

    2. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box.) For purposes of this restriction, the deposit or payment by the Portfolio of initial or maintenance margin connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.

    3. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Portfolio's investment program may be deemed an underwriting. This restriction shall not limit a Fund's ability to invest in securities issued by other registered investment companies.

    4. Invest in real estate or real estate limited partnership interests. (Each Portfolio may, however, purchase and sell securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein.) This restriction does not apply to real estate limited partnerships listed on a national stock exchange (e.g., the New York Stock Exchange).

    5. Purchase or sell commodity contracts except that each Portfolio may, to the extent appropriate under its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts in accordance with its investment policies.

    6. Make loans, except that a Portfolio may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

    7. The LifeGoal Portfolios will be diversified and each Portfolio may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities of other investment companies) if, immediately after such purchase, more than 5% of the value of such Portfolio's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to these limitations and with respect to 75% of such Portfolio's assets, such Portfolio will not hold more than 10% of the voting securities of any issuer.

    8. Each LifeGoal Portfolio will concentrate its investments in the securities of other investment companies.

         In addition, certain non-fundamental investment restrictions are also applicable to the LifeGoal Portfolio, including the following:

          1. No Portfolio of the Company will purchase or retain the securities of any issuer if the officers, or directors of the Company, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than five percent of such securities.

          2. No Portfolio of the Company will purchase securities of unseasoned issuers, including their predecessors, that have been in operation for less than three years, if by reason thereof the value of such Portfolio's investment in such classes of securities would exceed 5% of such Portfolio's total assets. For purposes of this limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets which have less than three years of continuous operation or relevant business experience.

          3. No Portfolio will purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets except that: (a) this restriction shall not apply to standby commitments, (b) this restriction shall not apply to a Portfolio's transactions in futures contracts and related options, and (c) a Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

          4. No Portfolio will invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of such Portfolio's assets, and no more than 2% of the value of the Portfolio's net assets may be invested in warrants that are not listed on principal domestic or foreign exchanges (for purposes of this undertaking, warrants acquired by a Portfolio in units or attached to securities will be deemed to have no value).

          5. No Portfolio of the Company will purchase securities of companies for the purpose of exercising control.

          6. No Portfolio of the Company will invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include securities which may be resold under Rule 144A under the Securities Act of 1933 that the Board of Directors, or its delegate, determines to be liquid, based upon the trading markets for the specific security.

          7. No Portfolio of the Company will mortgage, pledge or hypothecate any assets except to secure permitted borrowings and then only in an amount up to one-third of the value of the Portfolio's total assets at the time of borrowing. For purposes of this limitation, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not considered to be a mortgage, pledge or hypothecation of assets.

          8. No Portfolio of the Company will purchase oil, gas or mineral leases or other interests (a Portfolio may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

         Notwithstanding the foregoing restrictions, the underlying mutual funds in which LifeGoal Portfolios may invest have adopted their own investment restrictions which may be more or less restrictive than those listed above, thereby allowing a LifeGoal Portfolio to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment restrictions listed above and in a LifeGoal Portfolio Prospectus. The investment restrictions of these underlying mutual funds are set forth in their respective statements of additional information.


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              ADDITIONAL INFORMATION ON UNDERLYING NATIONS FUNDS'
                                  INVESTMENTS

General

         Information concerning the investment objective and policies of each underlying Nations Fund is set forth in each of their prospectuses under the headings "Objectives," "How Objectives Are Pursued," and "Appendix A" and their respective SAIs. As is the case with the LifeGoal Portfolios, there can be no assurance that the underlying Nations Funds will achieve their objectives. The principal features of the Nations Funds' investment programs and the primary risks associated with those investment programs are discussed in their prospectuses under the heading "How Objectives Are Pursued" and "Appendix A."

When-Issued Securities

         Certain Nations Funds may purchase securities on a "when-issued" basis, that is, the date for delivery of the payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within 45 days after the date of the transaction). Each Nations Fund may also purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the when-issued securities are fixed at the time the buyer enters into the commitment. Each Nations Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but each Nations Fund may sell these securities before the settlement date if it is deemed advisable.

         If a Nations Fund purchases a when-issued security, the Nations Fund will direct its custodian bank to segregate cash or high grade securities in an amount equal to the when-issued commitment. Segregated securities will be valued at market for the purpose of determining the adequacy of the segregated securities in the account. If the market value of such segregated securities declines, additional cash or securities will be segregated on a daily basis so that the market value of the segregated securities will equal the amount of the Nations Fund's when-issued commitments. To the extent Nations Funds securities are segregated, they will not be available for new investment or to meet redemptions.

         Securities purchased on a when-issued basis and the securities held in the Nations Funds are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., experiencing appreciation when interest rates fall). Therefore, if in order to achieve higher interest income a Nations Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there is a possibility that the Nations Fund will experience greater fluctuation in the market value of its assets.

         Furthermore, when the time comes for a Nations Fund to meet its obligations under when-issued commitments, the Nations Fund will do so by use of its then available cash, by the sale of segregated securities, by the sale of other securities or, although it would not normally expect to

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

do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Nations Fund's payment obligation thereunder). The sale of securities to meet such obligations carries with it a greater potential for the realization of net short-term capital gains, which are not exempt from federal income tax. The value of when-issued securities on the settlement date may be more or less than the purchase price.

         In a delayed delivery transaction, certain Nations Funds rely on the other party to complete the transaction. If the transaction is not completed, the Nations Fund may miss a price or yield considered to be advantageous.

Foreign Currency Transactions

         As described in their Prospectuses, certain Nations Funds may invest in foreign currency transactions. Foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Nations Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Nations Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Nations Fund also may purchase and sell foreign currency futures contracts and related options (see "Purchase and Sale of Currency Futures Contracts and Related Options"). A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

         Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. A Nations Fund will direct its custodian to segregate high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Nations Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         Certain Nations Funds may enter into a forward contract, for example, when they enter into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when the Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, a Nations Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of a Nations Fund's securities denominated in such foreign currency, or when the adviser believes that the U.S. dollar may suffer a substantial decline against the foreign currency, a Nations Fund may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

         A Nations Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the fund securities are denominated (a "cross-hedge").

         Foreign currency hedging transactions are an attempt to protect a Nations Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures.

         The Nations Funds' custodian will segregate cash, U.S. Government securities or other high-quality debt securities having a value equal to the aggregate amount of the Nations Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Nations Fund's commitments with respect to such contracts. As an alternative to segregating all or part of such securities, the Nations Fund may purchase a call option permitting the Nations Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Nations Fund may purchase a put option permitting the Nations Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

Futures, Options and Other Derivative Instruments

         Futures Contracts in General. A futures contract is an agreement between two parties for the future delivery of fixed income securities or for the payment or acceptance of a cash settlement in the case of futures contracts on an index of fixed income or equity securities. A "sale" of a futures contract means the contractual obligation to deliver the securities at a specified price on a specified date, or to make the cash settlement called for by the contract. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a brokerage firm, known as a futures commission merchant, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Presently, futures contracts are based on such debt securities as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills, bank certificates of deposit, and on indices of municipal, corporate and government bonds.

         Certain Nations Funds may enter futures contracts, while futures contracts based on securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. A Nations Fund will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, a Nations Fund must provide cash or money market securities as a deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and a Nations Fund that engages in futures transactions may receive or be required to pay "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to a futures contract based on securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Futures contracts on indices of securities are settled through the making and acceptance of cash settlements based on changes in value of the underlying rate or index between the time the contract is entered into and the time it is liquidated.

         Futures Contracts on Fixed Income Securities and Related Indices. Certain Nations Funds may enter into transactions in futures contracts for the purpose of hedging a relevant portion of their portfolios. A Nations Fund may enter into transactions in futures contracts that are based on obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, it agencies or instrumentalities ("U.S. Government Obligations"), including any index of government obligations that may be available for trading. Such transactions will be entered into where movements in the value of the securities or index underlying a futures contract can be expected to correlate closely with movements in the value of securities held in a Nations Fund. For example, a Nations Fund may sell futures contracts in anticipation of a general rise in the level of interest rates, which would result in a decline in the value of its fixed income securities. If the expected rise in interest rates occurs, the Nations Fund may realize gains on its futures position, which should offset all or part of the decline in value of fixed income fund securities. A Nations Fund could protect against such decline by selling fixed income securities, but such a strategy would involve higher transaction costs than the sale of futures contracts and, if interest rates again declined, the Nations Fund would be unable to take advantage of the resulting market advance without purchases of additional securities.

         The purpose of the purchase or sale of a futures contract on government securities and indices of government securities, in the case of certain Nations Funds, which hold or intend to acquire long-term debt securities, is to protect a Nations Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if long-term bonds are held by a Nations Fund, and interest rates were expected to increase, the Nations Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds held by the Nations Fund. If interest rates did increase, the value of the debt securities in the Nations Fund would decline, but the value of the futures contracts to the Nations Fund would increase at approximately the same rate thereby keeping the net asset value of the Nations Fund from declining as much as it otherwise would have. When a Nations Fund is not fully invested and a decline in interest rates is anticipated, which would increase the cost of fixed income securities that the Nations Fund intends to acquire, it may purchase futures contracts. In the event that the projected decline in interest rates occurs, the increased cost of the securities acquired by the Nations Fund should be offset, in whole or part, by gains on the futures contracts by entering into offsetting transactions on the contract market on which the initial purchase was effected. In a substantial majority of transactions involving futures contracts on fixed income securities, a Nations Fund will purchase the securities upon termination of the long futures positions, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

         Similarly, when it is expected that interest rates may decline, futures contracts on fixed income securities and indices of government securities may be purchased for the purpose of hedging against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of such futures contracts should be similar to that of long-term bonds, a Nations Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Nations Fund's cash reserves could then be used to buy long-term bonds in the cash market. Similar results could be accomplished by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of these futures contracts as an investment technique allows a Nations Fund to act in anticipation of such an interest rate decline without having to sell its portfolio securities. To the extent a Nations Fund enters into futures contracts for this purpose, the segregated assets maintained by a Nations Fund will consist of cash, cash equivalents or high quality debt securities of the Nations Fund in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial deposit and variation margin payments made by the Nations Fund with respect to such futures contracts.

         Stock Index Futures Contracts. Certain Nations Funds may sell stock index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline. A Nations Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of securities to be sold. Conversely, a Nations Fund may purchase stock index futures contracts in order to protect against anticipated increases in the cost of securities to be acquired.

         In addition, a Nations Fund may utilize stock index futures contracts in anticipation of changes in the composition of its portfolio. For example, in the event that a Nations Fund expects to narrow the range of industry groups represented in its portfolio, it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. As such securities are acquired, a Nations Fund's futures positions would be closed out. A Nations Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

         Options on Futures Contracts. Certain Nations Funds may purchase options on futures contracts. An option on a futures contract gives the purchaser (the "holder") the right, but not the obligation, to enter into a "long" position in the underlying futures contract (i.e., a purchase of such futures contract) in the case of an option to purchase (a "call" option), or a "short" position in the underlying futures contract (i.e., a sale of such futures contract) in the case of an option to sell (a "put" option), at a fixed price (the "strike price") up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchase of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. Upon exercise of the option by the holder, the exchange clearing corporation establishes a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

         Certain Nations Funds may purchase put options on futures contracts in which the Nations Funds are permitted to invest for the purpose of hedging a relevant portion of their portfolios against an anticipated decline in the values of portfolio securities resulting from increases in interest rates, and may purchase call options on such futures contracts as a hedge against an interest rate decline when they are not fully invested. A Nations Fund would write options on these futures contracts primarily for the purpose of terminating existing positions.

         Options on Stock Index Futures Contracts, Options on Stock Indices and Options on Equity Securities. Certain Nations Funds may purchase put options on stock index futures contracts, stock indices or equity securities for the purpose of hedging the relevant portion of its portfolio securities against an anticipated market-wide decline or against declines in the values of individual portfolio securities, and it may purchase call options on such futures contracts as a hedge against a market advance when it is not fully invested. A Nations Fund would write options on such futures contracts primarily for the purpose of termination of existing positions. In general, options on stock indices will be employed in lieu of options on stock index futures contracts only where they present an opportunity to hedge at lower cost. With respect to options on equity securities, a Nations Fund may, under certain circumstances, purchase a combination of call options on such securities and U.S. Treasury bills. The adviser believes that such a combination may more closely parallel movements in the value of the security underlying the call option than would the option itself.

         Further, while a Nations Fund generally would not write options on individual portfolio securities, it may do so under limited circumstances known as "targeted sales" and "targeted buys," which involve the writing of call or put options in an attempt to purchase or sell portfolio securities at specific desired prices. A Nations Fund would receive a fee, or a "premium," for the writing of the option. For example, where the Nations Fund seeks to sell portfolio securities at a "targeted" price, it may write a call option at that price. In the event that the market rises above the exercise price, it would receive its "targeted" price, upon the exercise of the option, as well as the premium income. Also, where it seeks to buy portfolio securities at a "targeted" price, it may write a put option at that price for which it will receive the premium income. In the event that the market declines below the exercise price, a Nations Fund would pay its "targeted" price upon the exercise of the option. In the event that the market does not move in the direction or to the extent anticipated, however, the targeted sale or buy might not be successful and a Nations Fund could sustain a loss on the transaction that may not be offset by the premium received. In addition, a Nations Fund may be required to forego the benefit of an intervening increase or decline in value of the underlying security.

         Options and Futures Strategies. The adviser may seek to increase the current return of certain Nations Funds by writing covered call or put options. In addition, through the writing and purchase of options and the purchase and sale of U.S. and certain foreign stock index futures contracts, interest rate futures contracts, foreign currency futures contracts and related options on such futures contracts, the adviser may at times seek to hedge against a decline in the value of securities included in the Nations Fund or an increase in the price of securities that it plans to purchase for the Nations Fund. Expenses and losses incurred as a result of such hedging strategies will reduce the Nations Fund's current return. A Nations Fund's investment in foreign stock index futures contracts and foreign interest rate futures contracts, and related options on such futures contracts, are limited to only those contracts and related options that have been approved by the CFTC for investment by U.S. Investors. Additionally, with respect to a Nations Fund's investment in foreign options, unless such options are specifically authorized for investment by order of the CFTC or meet the definition of "trade option" as set forth in CFTC Rule 32.4, a Nations Fund will not make these investments.

         The ability of a Nations Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices, foreign government securities and foreign currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that a Nations Fund will be able to utilize these instruments effectively for the purposes stated below. Furthermore, a Nations Fund's ability to engage in options and futures transactions may be limited by tax considerations. Although a Nations Fund will only engage in options and futures transactions for limited purposes, these activities will involve certain risks which are described below under "Risk Factors Associated with Futures and Options Transactions." A Nations Fund will not engage in options and futures transactions for leveraging purposes.

         Writing Covered Options on Securities. Certain Nations Funds may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the adviser determines is appropriate in seeking to attain its objective. Call options written by a Nations Fund give the holder the right to buy the underlying securities from a Nations Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Nations Fund at a stated price.

         A Nations Fund may write only covered options, which means that, so long as the Nations Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Nations Fund will maintain in a separate account cash or short-term U.S. Government securities with a value equal to or greater than the exercise price of the underlying securities. A Nations Fund may also write combinations of covered puts and calls on the same underlying security or index or futures contract.

        A Nations Fund will receive a premium from writing a put or call option, which increases the Nations Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Nations Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Nations Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received.

         A Nations Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Nations Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Nations Fund.

         Purchasing Put and Call Options on Securities. Certain Nations Funds may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Nations Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Nations Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

         Certain Nations Funds may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Nations Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

By using call options in this manner, a Nations Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

         Purchase and Sale of Options and Futures on Stock Indices. Certain Nations Funds may purchase and sell options on non-U.S. stock indices and stock index futures as a hedge against movements in the equity markets.

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         If the Adviser expects general stock market prices to rise, a Nations Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of a Nations Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the adviser expects general stock market prices to decline, a Nations Fund might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in a Nations Fund may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Nations Fund's position in such put option or futures contract.

         Purchase and Sale of Interest Rate Futures. Certain Nations Funds may purchase and sell interest rate futures contracts on foreign government securities for the purpose of hedging fixed income and interest sensitive securities against the adverse effects of anticipated movements in interest rates.

         A Nations Fund may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by a Nations Fund will fall, thus reducing the net asset value of the Nations Fund. This interest rate risk can be reduced without employing futures as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs to a Nations Fund in the form of dealer spreads and brokerage commissions.

         The sale of interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of a Nations Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of a Nations Fund's investments that are being hedged. While a Nations Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position which operates to terminate the position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

         Options on Stock Index Futures Contracts and Interest Rate Futures Contracts. Certain Nations Funds may purchase and write call and put options on non-U.S. stock index and interest rate futures contracts. A Nations Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, a Nations Fund may purchase put options or write call options on stock index futures, or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Nations Fund intends to purchase.

         Purchase and Sale of Currency Futures Contracts and Related Options. In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, certain Nations Funds may buy or sell currency futures contracts and related options. If a fall in exchange rates for a particular currency is anticipated, a Nations Fund may sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If it is anticipated that exchange rates will rise, a Nations Fund may purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against an increase in the price of securities denominated in a particular currency a Nations Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated currency rate changes, and all options on currency futures written by a Nations Fund will be covered.

         A currency futures contract sale creates an obligation by a Nations Fund, as seller, to deliver the amount of currency called for in the contract at a specified futures time for a special price. A currency futures contract purchase creates an obligation by a Nations Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

         The Nations Funds will write (sell) only covered put and call options on currency futures. This means that a Nations Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. A Nations Fund will, so long as it is obligated as the writer or a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on stock index futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by a Nations Fund in cash, Treasury bills, or other high-grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Nations Fund falls below 100% of the market value of the call written by the Nations Fund, a Nations Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference. Alternatively, a Nations Fund may cover the call option through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by a Nations Fund. In the case of put options on currency futures written by the Nations Fund, the Nations Fund will hold the aggregate exercise price in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the puts written and the market value of the puts purchased or the currency futures sold maintained by a Nations Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures by a Nations Fund falls below 100% of the market value of the put options written by a Nations Fund, the Nations Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference.

         If other methods of providing appropriate cover are developed, a Nations Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements. In connection with transactions in stock index options, stock index futures, interest rate futures, foreign currency futures and related options on such futures, a Nations Fund will be required to deposit as "initial margin" an amount of cash or short-term government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

         Limitations on Purchase of Options. The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed 15% of a Nations Fund's assets. The adviser intends to limit certain Nations Funds' writing of over-the-counter options in accordance with the following procedure. Each Nations Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the

Federal Reserve Bank of New York. Also, the contracts which a Nations Fund has in place with such primary dealers will provide that the Nations Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Nations Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula also may include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. A Nations Fund will treat all or a part of the formula price as illiquid for purposes of the 15% test imposed by the SEC staff.

Risk Factors Associated With Futures And Options Transactions

         The effective use of options and futures strategies depends on, among other things, a Nations Fund's ability to terminate options and futures positions at times when its the Adviser deems it desirable to do so. Although certain Nations Funds will not enter into an option or futures position unless the adviser believes that a liquid secondary market exists for such option or future, there is no assurance that a Nations Fund will be able to effect closing transactions at any particular time or at an acceptable price or that the secondary market will exist. A Nations Fund generally expects that its options and futures transactions will be conducted on recognized U.S. and foreign securities and commodity exchanges. In certain instances, however, a Nations Fund may purchase and sell options in the over-the-counter market. A Nations Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Nations Fund.

         Options and futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these types of transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of the hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of a Nations Fund diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements.

         In addition to certain risk factors described above, the following sets forth certain information regarding the potential risks associated with certain Nations Funds' futures and options transactions.

         Risk of Imperfect Correlation. A Nations Fund's ability effectively to hedge all or a portion of its portfolio through transactions in futures, options on futures or options on stock indices depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the relevant portion of the Nations Fund's securities. If the values of the securities being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Nations Fund might not be successful and the Nations Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the Nations Fund securities. In such instances, a Nations Fund's overall return could be less than if the hedging transactions had not been undertaken. Stock index futures or options based on a narrower index of securities may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid and extreme fluctuations resulting from changes in the value of a small number of securities. A Nations Fund would, however, effect transactions in such futures or options only for hedging purposes.

         The trading of futures and options on indices involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of underlying futures contract will not be fully reflected in the value of the option purchased. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit. Under certain extreme market conditions, it is possible that a Nations Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Nations Fund.

         Certain Nations Funds will purchase or sell futures contracts or options only if, in the adviser's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Nations Fund's portfolio for the hedge to be effective. However, there can be no assurance that the adviser's judgment will be accurate.

         Potential Lack of a Liquid Secondary Market. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Nations Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets.

Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While certain Nations Funds will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by a Nations Fund, which could require the Nations Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on a Nations Fund's ability effectively to hedge its securities, or the relevant portion thereof.

         The liquidity of a secondary market in a futures contract or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Risk of Predicting Interest Rate Movements. Investments in futures contracts on fixed income securities and related indices involve the risk that if the adviser's investment judgment concerning the general direction of interest rates is incorrect, a Nations Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Nations Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Nations Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Nations Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

         Trading and Position Limits. Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The adviser does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Nations Funds' investments.

         Regulations on the Use of Futures and Options Contracts. Regulations of the CFTC require that the Nations Funds enter into transactions in futures contracts and options thereon for hedging purposes only, in order to assure that they are not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of investment securities held by a Nations Fund, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Nations Fund, and accrued profits on such positions. In addition, a Nations Fund may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on its existing futures positions and premiums paid for options on futures contracts would exceed 5% of the market value of the Nations Fund's total assets.

         When a Nations Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be segregated with the Nations Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

         The Nations Funds' ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that a Nations Fund derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months. The Nations Funds may also further limit their ability to engage in such transactions in response to the policies and concerns of various federal and state regulatory agencies. Such policies may be changed by vote of the Board of Directors/Trustees.

Interest Rate Transactions

         Among the strategic transactions into which certain Nations Funds may enter are interest rate swaps and the purchase or sale of related caps and floors. The Nations Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Nations Fund anticipates purchasing at a later date. Each Nations Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Nations Fund may be obligated to pay. Interest rate swaps involve the exchange by a Nations Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

         A Nations Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Nations Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the Adviser and the Nations Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Nations Fund will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's Corporation or Moody's Investors Service, Inc. or has an equivalent rating from a nationally recognized statistical rating organization ("NRSRO") or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Nations Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

         With respect to swaps, a Nations Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Nations Fund's net obligation, if any.

Asset-Backed Securities

         In General. Certain Nations Funds may invest in asset-backed securities. Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.

         The life of an asset-backed security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates, and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

         Mortgage-Backed Securities. Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.

         Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

         The guaranteed mortgage pass-through securities in which a Nations Fund may invest may include those issued or guaranteed by GNMA, the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.

         The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

         The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Nations Fund.

         Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

         Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the Nations Funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

         Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

         The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

         Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligation backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A Fund will only invest SMBS whose Mortgage Assets are U.S.
Government obligations.

         A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Nations Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

         The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancing, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the adviser and used for the purpose of determining the average weighted maturity and duration of the Nations Funds.

         Non-Mortgage Asset-Backed Securities. Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the
securities   and  other  assets  owned  by  such
issuers.   Non-mortgage-backed securities  are not issued or guaranteed by the
U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

         The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other Asset-backed Securities, credit card receivables are unsecured obligations of the card holder.

         The development of non-mortgage-backed securities is at an early stage compared to mortgage-backed securities. While the market for Asset-backed Securities is becoming increasingly liquid the market for mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities is not as well developed. As stated above, the adviser, as adviser to each Fund, intends to limit its purchases of mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities to securities that are readily marketable at the time of purchase.

Special Situations

         Certain Nations Funds may invest in "special situations." A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole.  Developments creating special situations
might  include,   among  others:   liquidations,   reorganizations,
recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

Equity Swap Contracts

         Certain Nations Funds may invest in Equity Swap contracts. The counterparty to an Equity Swap Contract will typically be a bank, investment banking firm or broker/dealer. For example, the counterparty will generally agree to pay a Nations Fund the amount, if any, by which the notional amount of the Equity Swap Contract would have increased in value had it been invested in the stocks comprising the S&P 500 Index in proportion to the composition of the Index, plus the dividends that would have been received on those stocks. A Nations Fund will agree to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate) on the notional amount of the Equity Swap Contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Nations Fund on any Equity Swap Contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index less the interest paid by the Nations Fund on the notional amount. A Nations Fund will only enter into Equity Swap Contracts on a net basis, i.e., the two parties' obligations are netted out, with the Nations Fund paying or receiving, as the case may be, only the net amount of any payments. Payments under the Equity Swap Contracts may be made at the conclusion of the contract or periodically during its term.

         If there is a default by the counterparty to an Equity Swap Contract, a Nations Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that Equity Swap Contract counterparties will be able to meet their obligations pursuant to Equity Swap Contracts or that, in the event of default, a Nations Fund will succeed in pursuing contractual remedies. A Nations Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to Equity Swap Contracts. A Nations Fund will closely monitor the credit of Equity Swap Contract counterparties in order to minimize this risk.

         Each Nations Fund may from time to time enter into the opposite side of Equity Swap Contracts (i.e., where a Nations Fund is obligated to pay the increase (net of interest) or receive the decrease (plus interest) on the contract to reduce the amount of the Nations Fund's equity market exposure consistent with the Nations Fund's objective. These positions are sometimes referred to as Reverse Equity Swap Contracts.

         Equity Swap Contracts will not be used to leverage a Nations Fund. A Nations Fund will not enter into any Equity Swap Contract or Reverse Equity Swap Contract unless, at the time of entering into such transaction, the unsecured senior debt of the counterparty is rated at least A by Moody's or S&P. Since the SEC considers Equity Swap Contracts and Reverse Equity Swap

Contracts to be illiquid securities, a Nations Fund will not invest in Equity Swap Contracts or Reverse Equity Swap Contracts if the total value of such investments together with that of all other illiquid securities which a Nations Fund owns would exceed a specified percentage of the Nations Fund's total assets.

         The adviser does not believe that a Nations Fund's obligations under Equity Swap Contracts or Reverse Equity Swap Contracts are senior securities and, accordingly, the Nations Fund will not treat them as being subject to its borrowing restrictions. However, the net amount of the excess, if any, of a Nations Fund's obligations over its respective entitlements with respect to each Equity Swap Contract and each Reverse Equity Swap Contract will be accrued on a daily basis and an amount of cash, U.S. Government securities or other liquid high quality debt securities having an aggregate market value at least equal to the accrued excess will be maintained in a segregated account by the Nations Fund's custodian.

Lower Rated Debt Securities

         The yields on lower rated debt and comparable unrated fixed-income securities generally are higher than the yields available on higher-rated securities. However, investments in lower rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in a Nation Fund's portfolio, with a commensurate effect on the value of the Nation Fund's shares.

         The market prices of lower rated securities may fluctuate more than higher rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

         Since the risk of default is higher for lower rated securities, the adviser will try to minimize the risks inherent in investing in lower rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.

         Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Nations Fund's policies regarding lower rated debt securities is not fundamental and may not be changed at any time without shareholder approval.

         While the market values of lower rated debt and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Nations Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower rated debt and comparable unrated securities may diminish a Nations Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

         Fixed-income securities, including lower rated debt securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Nations Fund. If an issuer exercises these rights during periods of declining interest rates, a Nations Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to a Nations Fund.

         The market for certain lower rated debt and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Repurchase Agreements

         A repurchase agreement involves the purchase of a security by a Nations Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Nations Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Nations Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the applicable limit. A Nations Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund. The LifeGoal Funds may engage in repurchase agreement transactions directly.

Reverse Repurchase Agreements

         Certain Nations Funds may enter reverse repurchase agreements. At the time a Nations Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Nations Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Nations Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Nations Funds' obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Nations Funds do not establish and maintain a segregated account (as described above). In addition, some or all of the proceeds received by a Nations Fund from the sale of a portfolio instrument may be applied to the purchase of a repurchase agreement. To the extent the proceeds are used in this fashion and a common broker/dealer is the counterparty on both the reverse repurchase agreement and the repurchase agreement, the arrangement might be recharacterized as a swap transaction. Under the requirements of the 1940 Act, the Nations Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Nations Funds' asset coverage and other factors at the time of a reverse repurchase, the Nations Funds may not establish a segregated account when the adviser believes it is not in the best interests of the Nations Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Securities Lending

         To increase return on portfolio securities, certain of the Nations Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, an irrevocable letter of credit issued by (i) a U.S. bank that has total assets exceeding $1 billion and that is a member of the Federal Deposit Insurance Corporation, or (ii) a foreign bank that is one of the 75 largest foreign commercial banks in terms of total assets, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Nations Fund involved exceeds 30% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks. A Nations Fund that is engaged in lending its portfolio securities has the right to call each loan, and obtain the return of securities identical to the transferred securities upon such termination of the loan, upon notice of not more than five business days.

Short Sales

         Certain Nations Funds may from time to time enter into short sales transactions. A Nations Fund will not make short sales of securities nor maintain a short position unless at all times when a short position is open, such Nations Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Such short sales will be used by a Nations Fund for the purpose of deferring recognition of gain or loss for federal income tax purposes.

Guaranteed Investment Contracts

         Guaranteed investment contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Nations Fund makes cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits interest to the Nations Fund at a guaranteed rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

         Certain Nations Funds will only purchase GlCs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GlCs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GlCs does not currently exist. Also, a Nations Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.

Illiquid Securities

         Certain Nations Funds may invest a portion of their net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. Certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists.

Commercial Instruments

         Commercial Instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or issued in the U.S. by foreign corporations and foreign commercial banks. Investments by certain Nations Funds in commercial paper will consist of issues rated in a manner consistent with such Nations Fund's investment policies and objective. In addition, the Nations Funds may acquire unrated commercial paper and corporate bonds that are determined by the adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Nations Funds as previously described.

Real Estate Investment Trusts

         A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. Certain Nations Funds may invest in REITs.

         REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code").

                                NET ASSET VALUE

Purchases And Redemptions

         See "How To Buy Shares" and "How To Redeem Shares" in the Prospectuses for a complete description of the manner in which Shares of the various classes of the LifeGoal Portfolios may be purchased and redeemed.

         The LifeGoal Portfolios are available for a variety of retirement plans, including IRAs, that allow investors to shelter some of their income from taxes. Investors should contact the LifeGoal Portfolios or their Selling Agents for details concerning retirement plans.

         The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange is restricted, as determined by applicable rules and regulations of the SEC, (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings,
(c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposal of portfolio securities or the valuation of the net assets of a LifeGoal Portfolio of the Company not reasonably practicable.

Investment Strategy

         Investing the same dollar amount at regular intervals is an investment strategy known as Dollar Cost Averaging. Using this strategy, investors purchase a greater number of shares when a LifeGoal Portfolio's price is low and fewer shares when the price is high. As a result, the average purchase price for shares will be less than their average cost. Dollar Cost Averaging does not provide assurance of making a profit or any guarantee against loss in continually declining markets. Investors should evaluate whether they are able to make regular investments through periods of declining price levels before deciding to use this investment technique.

Net Asset Value Determination

         Shares of the common stock of each class of shares of each LifeGoal Portfolio that are offered by the Prospectuses are sold at their respective net asset value next determined after the receipt of the purchase order. Shareholders may at any time redeem all or a portion of their shares at net asset value next determined following receipt of a redemption order, less any contingent deferred sales charge applicable to Investor C Shares.

         The net asset value per share of each of the LifeGoal Portfolios is determined at the times and in the manner described in the Prospectuses.

         Portfolio   securities  of  a  LifeGoal   Portfolio  for  which  market
quotations are not readily available, if any, are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost, which approximates market value.

         Generally, trading in U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities, if any, used in computing the net asset value of the shares of a Portfolio are determined as of such times. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the New York Stock Exchange, which will not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the directors.

Exchanges

         By use of the exchange privilege, the holder of Investor Shares and/or Primary Shares authorizes the transfer agent or the shareholder's financial institution to rely on telephonic instructions from any person representing himself to be the investor and reasonably believed to be genuine. The transfer agent's or a financial institution's records of such instructions are binding. Exchanges are taxable transactions for federal income tax purposes; therefore, a shareholder will realize a capital gain or loss depending on whether the Investor Shares and/or Primary Shares being exchanged have a value which is more or less than their adjusted cost basis.

         The Company may limit the number of times the exchange privilege may be exercised by a shareholder within a specified period of time. Also, the exchange privilege may be terminated or revised at any time by the Company upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that the exchange privilege may be terminated or materially revised without notice under certain unusual circumstances.

         The Prospectuses for the Investor Shares and Primary Shares of each LifeGoal Portfolio describe the exchange privileges available to holders of such Investor Shares and Primary Shares, respectively.

                             DESCRIPTION OF SHARES

Dividends And Distributions

         Each LifeGoal Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

         A LifeGoal Portfolio may either retain or distribute to shareholders its net capital gain for each taxable year. Each LifeGoal Portfolio currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his/her Shares or whether such gain was recognized by the LifeGoal Portfolio prior to the date on which the shareholder acquired his/her shares. Conversely, if a LifeGoal Portfolio elects to retain its net capital gain, the LifeGoal Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. If a Portfolio elects to retain its net capital gain, it is expected that the LifeGoal Portfolio also will elect to have shareholders treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder will be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, will receive a refundable tax credit for his or her share of tax paid by the LifeGoal Portfolio on the gain and will increase the basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.

         Dividends and distributions from net investment income, for each LifeGoal Portfolio are declared and paid quarterly, and capital gains distributions are declared and paid annually. The Investor A, Investor C and Primary B Shares of the LifeGoal Portfolios accrue additional expense, not borne by the Primary A Shares, as a result of the applicable Rule 12b-1 Plan, Shareholder Servicing Plan and/or Shareholder Administration Plan. Consequently, a separate calculation is made to arrive at the net asset value per share and dividends of each class of shares of the LifeGoal Portfolios.

         Net investment income for the LifeGoal Portfolios for dividend purposes consists of (i) interest accrued and original issue discount earned on a LifeGoal Portfolio's assets, (ii) less accrued expenses directly attributable to the LifeGoal Portfolio and the general expenses of the Company prorated to a LifeGoal Portfolio on the basis of its relative net assets, plus dividend or distribution income on a LifeGoal Portfolio's assets.

                    ADDITIONAL INFORMATION CONCERNING TAXES

         The following is only a summary of certain additional tax considerations generally affecting the LifeGoal Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of each Portfolio or its shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

Qualification As A Regulated Investment Company

         Each LifeGoal Portfolio expects to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each LifeGoal Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a LifeGoal Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must (i) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (ii) derive less than 30% of its gross income from gains from the sale or other disposition of stock, securities or options thereon held for less than three months.

         In addition to satisfying the requirements described above, each LifeGoal Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, (i) at least 50% of the market value of each LifeGoal Portfolio's assets is represented by cash, U.S. Government obligations, the securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the

LifeGoal Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the LifeGoal Portfolio's total assets is invested in the securities of any one issuer (other than U.S. Government of other issuers, or obligations or the securities of other regulated investment companies), or of two or more issuers which the LifeGoal Portfolio controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

         If for any taxable year a LifeGoal Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits.

Excise Tax On Regulated Investment Companies

         A nondeductible 4% excise tax will be imposed on each LifeGoal Portfolio (other than to the extent of the LifeGoal Portfolio's tax-exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each LifeGoal Portfolio will either actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

Sale Or Redemption Of Shares

         A shareholder will recognize gain or loss on the sale or redemption of shares of a LifeGoal Portfolio in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares sold or redeemed. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the LifeGoal Portfolio within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a LifeGoal Portfolio will in most cases be considered capital in nature and will be long-term capital gain or loss if the shares were held for longer than one year.

         The Company may make payment for redemptions in readily marketable securities or other property if it is appropriate to do so in light of the Company's responsibilities under the 1940 Act. Such payments in-kind shall also result in recognized gain or loss, and most likely be capital in nature, to a redeeming shareholder on the difference between the fair market value of the securities received and the shareholder's adjusted tax basis in the LifeGoal Portfolio shares sold or redeemed.

Tax Rates

         As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28%; and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (however, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000).

Foreign Shareholders

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a LifeGoal Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a LifeGoal Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend.

         If the income from a LifeGoal Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the LifeGoal Portfolio will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens, U.S. residents, or domestic corporations.

         In the case of foreign non-corporate shareholders, a LifeGoal Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a LifeGoal Fund, including the applicability of foreign taxes.

Taxation Of Nations Funds

         Each Nations Fund similarly intends to qualify as a regulated investment company under Subchapter M of the Code. Accordingly, each Nations Fund must also meet the requirements set forth above for regulated investment companies see "Additional Information Concerning Taxes -- Qualification as a Regulated Investment Company"). In any year that a Nations Fund qualifies as a regulated investment company and timely distributes all of its taxable and tax-exempt income, the Nations Fund generally will not pay any federal income tax or excise tax. Failure of a Nations Fund to qualify could cause a LifeGoal Fund investing therein to fail to qualify as a regulated investment company.

Effect Of Future Legislation; Local Tax Considerations

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation for ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Distributions of net investment income may be taxable to shareholders as dividend income under state or local law even though a substantial portion of such distributions may be derived from interest on U.S. Government Obligations, which, if realized directly, would be exempt from such taxes. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the LifeGoal Portfolios.

               DIRECTORS AND OFFICERS OF THE LIFEGOAL PORTFOLIOS

         The directors and executive officers of the Company and their principal occupations during the last five years are set forth below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Those Directors who are "interested persons" of the Company (as defined in the 1940 Act) are indicated by an asterisk (*).



NAME, ADDRESS, AND AGE       POSITION WITH         PRINCIPAL OCCUPATIONS
                             THE COMPANY           DURING PAST 5 YEARS
                                                   AND CURRENT DIRECTORSHIPS
Edmund L. Benson, III, 59    Director              Director,  President and  Treasurer,  Saunders &
Saunders & Benson, Inc.                            Benson,  Inc.  (Insurance);   Trustee,   Nations
728 East Main Street                               Institutional  Reserves  and Nations Fund Trust;
Suite 400                                          Director,  Nations  Fund,  Inc. and Nations Fund
Richmond, VA 23219                                 Portfolios, Inc.

James Ermer, 54              Director              Senior Vice President- Finance, CSX
13705 Hickory Nut Point                            Corporation (transportation and natural
Midlothian, VA 23112                               resources);  Director,  National  Mine  Service;
                                                   Director,  Lawyers Title  Corporation;  Trustee,
                                                   Nations Institutional  Reserves and Nations Fund
                                                   Trust; Director,  Nations Fund, Inc. and Nations
                                                   Fund Portfolios, Inc.

William H. Grigg, 63         Director              Since April 1994, Chairman and Chief

                                       35



Duke Power Co                                      Executive Officer;  November 1991 to April 1994,
422 South Church Street                            Vice  Chairman,  Duke Power Co.; from April 1988
PB04G                                              to  November  1991,   Executive  Vice  President
Charlotte, NC 28242-001                            Customer  Group,   Duke  Power  Co.;   Director,
                                                   Hatteras  Income   Securities,   Inc.,   Nations
                                                   Government   Income  Term  Trust   2003,   Inc.,
                                                   Nations   Government  Income  Term  Trust  2004,
                                                   Inc.,  Nations  Balanced  Target  Maturity Fund,
                                                   Inc., Nations Fund, Inc. and Nations Fund
                                                   Portfolios,      Inc.;     Trustee,      Nations
                                                   Institutional Reserves and Nations Fund Trust.

Thomas F. Keller, 65         Director
Fuqua School of Business                           R.J. Reynolds Industries Professor of Business
Duke University                                    Administration and Dean, Fuqua School of Business,
Durham, NC 27706                                   Duke University; Director, LADD Furniture, Inc.;
                                                   Director, Wendy's International Mentor Growth Fund,
                                                   and Cambridge Trust; Director, Hatteras Income
                                                   Securities, Inc., Nations Government Income Term
                                                   Trust 2003, Inc., Nations Government Income Term
                                                   Trust 2004, Inc., Nations Balanced Target Maturity
                                                   Fund, Inc., Nations Fund, Inc. and Nations Fund
                                                   Portfolios, Inc.; Trustee, Nations Institutional
                                                   Reserves and Nations Fund Trust.


Carl E. Mundy, Jr., 61       Director              Commandant,  United States  Marine  Corps,  from
9308 Ludgate Drive                                 July  1991 to  July  1995;  Commanding  General,
Alexandria, VA 23309                               Marine Forces  Atlantic,  from June 1990 to June
                                                   1991;  Director,  Nations Fund, Inc. and Nations
                                                   Fund   Portfolios,    Inc.;   Trustee,   Nations
                                                   Institutional Reserves and Nations Fund Trust.

A. Max Walker, 74*           President, Director   Financial consultant;  formerly,  President,  A.
4580 Windsor Gate Court      and Chairman of the   Max Walker,  Inc.;  Director and Chairman of the
Atlanta, GA 30342            Board                 Board,   Hatteras   Income   Securities,   Inc.,

                                       36


                                                   Nations Government Income Term Trust 2003, Inc.,
                                                   Nations Government Income Term Trust 2004, Inc.,
                                                   Nations Balanced Target Maturity Fund, Inc., Nations
                                                   Fund, Inc.  and Nations Fund Portfolios, Inc.; President
                                                   and Chairman of the Board of Trustees, Nations
                                                   Institutional Reserves and Nations Fund Trust.

Charles B. Walker, 57        Director              Since  1989,  Director,   Executive  Vice  Ethyl
P.O Box 2189                                       Corporation  President,  Chief Financial Officer
330 South Fourth Street                            and  Treasurer,  Ethyl  Corporation  (chemicals,
Richmond, VA 23217                                 plastics,  and  aluminum  manufacturing);  since
                                                   1994, Vice Chairman,  Ethyl Corporation and Vice
                                                   Chairman,    Chief    Financial    Officer   and
                                                   Treasurer,   Albemarle  Corporation,   Director,
                                                   Nations Fund, Inc. and Nations Fund  Portfolios,
                                                   Inc.; Trustee,  Nations  Institutional  Reserves
                                                   and Nations Fund Trust.

Thomas S. Word, Jr., 58*     Director              Partner,  McGuire  Woods Battle & Boothe  (law);
McGuire, Woods,                                    Director,  Vaughan  Bassett  Furniture  Company;
  Battle & Boothe                                  Director VB Williams  Furniture  Company,  Inc.;
One James Center                                   Director,  Nations  Fund,  Inc. and Nations Fund
Richmond, VA 23219                                 Portfolios, Inc.; Trustee,
                                                   Nations Institutional  Reserves and Nations Fund
                                                   Trust.

Richard H. Blank, Jr., 40    Secretary             Since  1994,   Vice  President  of  Mutual  Fund
Stephens Inc.                                      Services,  Stephens  Inc.;  from  1990 to  1994,
                                                   Manager,  Mutual Fund  Services,  Stephens Inc.;
                                                   from  1983  to  1990,   Associate  in  Corporate
                                                   Finance  Department,  Stephens Inc.;  Secretary,
                                                   Nations  Institutional  Reserves,  Nations  Fund
                                                   Trust,  Nations  Fund,  Inc.  and  Nations  Fund
                                                   Portfolios, Inc.

Michael W. Nolte, 35         Assistant Secretary   Associate, Financial Services
Stephens Inc.                                      Group of Stephens Inc.


                                       37


Louise P. Newcomb, 44        Assistant Secretary   Corporate Syndicate Associate, Stephens Inc.
Stephens Inc.

James E. Banks, 40           Assistant Secretary   Since 1993,  Attorney,  Stephens Inc.; Associate
Stephens Inc.                                      Corporate  Counsel,  Federated  Investors;  from
                                                   1991 to 1993,  Staff  Attorney,  Securities  and
                                                   Exchange Commission from 1988 to 1991

Richard H. Rose, 41          Treasurer             Since 1994, Vice President, Division
First Data Investor                                Manager, First Data Investor Services
    Services Group, Inc.                           Group Inc.;  since 1988,  Senior Vice President,
One Exchange Place                                 The Boston Company  Advisors,  Inc.;  Treasurer,
Boston, MA 02109                                   Nations  Institutional  Reserves,  Nations  Fund
                                                   Trust,  Nations  Fund,  Inc.  and  Nations  Fund
                                                   Portfolios, Inc.


Joseph C. Viselli, 32        Assistant Treasurer   Since  1994,   Director,   First  Data  Investor
First Data Investor                                Services  Group,  Inc.;  since  1992,  Assistant
    Services Group, Inc.                           Vice  President,  The Boston  Company  Advisors,
One Exchange Place                                 Inc.;  since  1989,  Senior  Accountant,   Price
Boston, MA 02109                                   Waterhouse LLP

Susan Manter, 42             Assistant Treasurer   Since 1996, Vice President, First Data
First Data Investor                                Investor Services Group,  Inc.; since 1994, Vice
  Services Group Inc.                              President,  Scudder  Stevens  and  Clark,  Inc.;
One Exchange Place                                 previously Senior Manager, Coopers & Lybrand LLP
Boston, MA 02109



         Mr. Rose serves as Treasurer to certain other investment companies for which First Data Investor Services Group, Inc. or its affiliates serve as sponsor, distributor, administrator and/or investment adviser. Mr. Blank serves as Secretary, Treasurer, and Chief Operating Officer to other investment companies for which Stephens Inc. serves as administrator.

         Each Director of the Company is also a Director of Nations Fund, Inc. and Nations Fund Portfolios, Inc. and a Trustee of Nations Fund Trust and Nations Institutional Reserves, each a registered investment company that is part of the Nations Fund Family. Richard H. Blank, Jr., Richard H. Rose, Joseph C. Viselli, Susan Manter, Michael W. Nolte, Louise P. Newcomb and James E. Banks, Jr. are also officers of Nations Fund, Inc., Nations Fund Trust, Nations Fund Portfolios, Inc. and Nations Institutional Reserves.

         As of the date of this SAI, the directors and officers of the Company as a group owned less than 1% of the outstanding shares of each of the LifeGoal Portfolios.

         The Company has adopted a Code of Ethics which, among other things, prohibits each access person of the Company from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a LifeGoal Portfolio, or (ii) was being purchased or sold by a LifeGoal Portfolio. For purposes of the Code of Ethics, an access person means (i) a Director or officer of the Company, (ii) any employee of the Company (or any company in a control relationship with the Company) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by the Company, and (iii) any natural person in a control relationship with the Company who obtains information concerning recommendations made to the Company regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to the Company any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the Code of Ethics generally requires that the Company's access persons, other than its "disinterested" Directors, submit reports to the Company's designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund.

         The Directors and officers of the LifeGoal Portfolios will receive compensation from the LifeGoal Portfolios as follows: an annual retainer of $1,000 ($3,000 for the Chairman of the Board), plus $500 per portfolio, and meeting fees of $1,000 for in-person meetings and $500 for telephone meetings. The Compensation Table below sets forth their aggregate compensation in such capacity.

          DIRECTORS, TRUSTEES AND OFFICERS OF UNDERLYING NATIONS FUNDS

         The directors, trustees and officers of the underlying Nations Funds in which the LifeGoal Portfolios invest are identical to the persons above-named under the heading "Directors And Officers of the LifeGoal Portfolios".


                               COMPENSATION TABLE



                                                                                TOTAL
                                          PENSION OR                        COMPENSATION
                                          RETIREMENT                             FROM
                         AGGREGATE         BENEFITS        ESTIMATED        REGISTRANT AND
                        COMPENSATION      ACCRUED AS         ANNUAL          FUND COMPLEX
   NAME OF PERSON/          FROM         PART OF FUND     BENEFITS UPON         PAID TO
    POSITION (1)       REGISTRANT (2)    EXPENSES (3)     RETIREMENT (3)   DIRECTORS (4)(5)
Edmund L. Benson, III     $3,250           $19,488            $21,000          $52,369
Director




                                                                                TOTAL
                                          PENSION OR                        COMPENSATION
                                          RETIREMENT                             FROM
                         AGGREGATE         BENEFITS        ESTIMATED        REGISTRANT AND
                        COMPENSATION      ACCRUED AS         ANNUAL          FUND COMPLEX
   NAME OF PERSON/          FROM         PART OF FUND     BENEFITS UPON         PAID TO
    POSITION (1)       REGISTRANT (2)    EXPENSES (3)     RETIREMENT (3)   DIRECTORS (4)(5)
James Ermer               $3,250           $19,488            $21,000          $47,500
Director

William H. Grigg          $3,250           $19,488            $21,000          $69,647
Director

Thomas F. Keller          $3,250           $19,488            $21,000          $71,847
Director

A. Max Walker             $4,250           $19,488            $25,000          $79,500
Chairman of the Board

Charles B. Walker         $3,250           $19,488            $21,000          $47,000
Director

Thomas S. Word            $3,250           $19,488            $21,000          $54,829
Director

Carl E. Mundy, Jr.,       $3,250                $0            $21,000          $29,125
Director


      (1) All Directors receive reimbursements for expenses related to their attendance at meetings of the Board of Directors. Officers of the Company receive no direct remuneration in such capacity from the Company.

      (2) For current fiscal year and includes estimated future payments. Each Director receives (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each LifeGoal Portfolio, plus (ii) a fee of $1,000 for attendance at each "in-person" meeting of the Board of Directors (or committee thereof) and $500 for attendance at each other meeting of the Board of Directors (or Committee thereof).

      (3) The LifeGoal Directors are not eligible for pension or retirement benefits from the Company.

      (4) Messrs. Grigg, Keller and A.M. Walker receive compensation from nine investment companies, that are deemed to be part of the Nations Fund "fund complex," as that term is defined under Item 22(a)(1)(v) of Schedule 14A of the Securities Exchange Act of 1934, as amended. Messrs. Benson, Ermer,
      C. Walker, Mundy and Word receive compensation from five investment companies deemed to be part of the Nations Fund complex.

      (5) Total compensation amounts include deferred compensation (including interest) from other investment companies in the Nations Fund complex, payable to or accrued for the following Directors: Edmund L. Benson, III ($28,994.19); William H. Grigg ($54,397.01); Thomas F. Keller
      ($58,096.19); and Thomas S. Word ($58,078.37). The LifeGoal Directors are not eligible for deferred compensation from the Company.


                 INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY,
                   TRANSFER AGENCY, SHAREHOLDER SERVICING AND
                            DISTRIBUTION AGREEMENTS

The Company And Its Common Stock

         The Company is a diversified open-end management investment company organized as a corporation under the laws of the State of Maryland on July 3, 1996. The Company offers shares of common stock which represent interests in one of three separate LifeGoal Portfolios. This SAI relates to the following LifeGoal Portfolios of the Company: LifeGoal Growth Portfolio, LifeGoal Balanced Growth Portfolio and LifeGoal Income and Growth Portfolio. Each LifeGoal Portfolio offers the following separate classes of shares: Primary A Shares, Primary B Shares, Investor A Shares and Investor C Shares. Shares of each LifeGoal Portfolio of the Company are redeemable at the net asset value (less, in the case of Investor C Shares, any applicable contingent deferred sales charge ("CDSC")) thereof at the option of the holders thereof or in certain circumstances at the option of the Company. For information concerning the methods of redemption and the rights of share ownership, consult the Prospectuses under the captions "How To Buy Shares," "How To Redeem Shares" and "Organization And History."

         As used in this SAI and in the Prospectuses, the term "majority of the outstanding shares" of the Company, a particular LifeGoal Portfolio or a particular class of shares of a LifeGoal Portfolio means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Company, LifeGoal Portfolio or class (as appropriate) present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares entitled to vote, are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company, LifeGoal Portfolio or class.

         The Board of Directors may classify or reclassify any unissued shares of the Company into shares of any class, classes or LifeGoal Portfolio in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares and, pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any LifeGoal Portfolio or class. Any such classification or reclassification will comply with the provisions of the 1940 Act. Fractional shares shall have the same rights as full shares to the extent of their proportionate interest.


Investment Advisory Arrangements Of The LifeGoal Portfolios

         NBAI serves as investment adviser to the LifeGoal Portfolios pursuant to an Investment Advisory Agreement. NBAI is a wholly owned subsidiary of NationsBank, N.A. ("NationsBank"), which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.

         NBAI also serves as investment adviser to Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Fund Trust and Nations Institutional Reserves, each a registered investment company that is part of the Nations Fund Family. In addition, NBAI serves as the investment adviser to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the New York Stock Exchange.

         The Investment Advisory Agreement was approved by the Company's Board of Directors at the October 11, 1996 Meeting of the Board of Directors and by the initial shareholder. It provides that NBAI may delegate its duties to a sub-adviser. The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties thereunder on the part of NBAI, or any of its officers, directors, employees or agents, NBAI shall not be subject to liability to the Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security. NBAI will receive fees for providing advisory services at the annual rate of .25% of the average daily value of each LifeGoal Portfolio's net assets during the preceding month. NBAI also has agreed to absorb all other expenses of the LifeGoal Portfolios (except taxes, brokerage fees and commissions, extraordinary expenses, and any applicable Rule 12b-1 fees, shareholder servicing fees and/or shareholder administration fees). NBAI also is compensated for providing advisory services to the underlying Nations Funds in which the LifeGoal Portfolios invest. The Investment Advisory Agreement shall become effective with respect to a LifeGoal Portfolio if and when approved by the Directors of the Company, and if so approved, shall thereafter continue from year to year, provided that such continuation of the Agreement is specifically approved at least annually by (a)
(i) the Company's Board of Directors or (ii) the vote of "a majority of the outstanding voting securities" of a LifeGoal Portfolio (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Company's Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Directors of the Company), by votes cast in person at a meeting specifically called for such purpose. The Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a LifeGoal Portfolio at any time without penalty by the Company (by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of a LifeGoal Portfolio) or by NBAI on 60 days' written notice.

         TradeStreet Investment Associates, Inc. ("TradeStreet") with principal offices at One NationsBank Plaza, Charlotte, North Carolina serves as investment sub-adviser to the LifeGoal

Portfolios. TradeStreet is a wholly owned subsidiary of  NationsBank.
TradeStreet   provides  investment   management  services  to individuals,
corporations and institutions.

         The Sub-Advisory Agreement was approved by the Company's Board of Directors on October 11, 1996 and by the initial shareholder. It provides that TradeStreet, subject to the supervision of NBAI and the Board of Directors of the Company, will be primarily responsible for managing the assets of each LifeGoal Portfolio. TradeStreet will receive fees for providing such services at the annual rate of .05% of the average daily value of each LifeGoal Portfolio's net assets during the preceding month. TradeStreet is also compensated for providing sub-advisory services to most of the underlying Nations Funds in which the LifeGoal Portfolio invest. The Sub-Advisory Agreement will continue in effect for an initial term of two years from its effective date and continues in effect from year to year thereafter only if such continuance is specifically approved at least annually by the Company's Board of Directors and the affirmative vote of a majority of the directors who are not parties to the Sub-Advisory Agreement or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. The respective LifeGoal Portfolios, NBAI or TradeStreet may terminate the Sub-Advisory Agreement, on 60 days' written notice without penalty. The Sub-Advisory Agreement terminates automatically in the event of its "assignment," as defined in the 1940 Act.

         Each Adviser has adopted a code of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These codes comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

Investment Advisory Arrangements of the Underlying Nations Funds

         Effective January 1, 1996, NBAI, began serving as investment adviser to the underlying Nations Funds. Prior to January 1, 1996, NationsBank, through its Investment Management Division, served as investment adviser to the underlying Nations Funds. NationsBank is a wholly owned subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NationsBank and NationsBank Corporation are located at One NationsBank Plaza, Charlotte, North Carolina 28255. NationsBank is successor to NationsBank of North Carolina, N.A., which was merged with and into NationsBank of South Carolina, N.A. effective January 3, 1995.

         Since 1874, NationsBank and its predecessors have been managing money for foundations, universities, corporations, institutions and individuals. Today, NationsBank and its affiliates manage over $50 billion, including over $18 billion in Nations Fund assets. It is a company dedicated to a goal of providing responsible investment management and superior service. NationsBank is recognized for its sound investment approaches, which place it among the nation's foremost financial institutions. NationsBank and its affiliated organizations make available a wide range of financial services to its over 6 million customers through over 1700 banking and investment centers.

         NationsBank restructured its Investment Management Group as of January 1, 1996 by reorganizing the division into two separate, wholly owned advisory subsidiaries, NBAI and TradeStreet. The restructuring resulted in the transfer of the Group's investment management and advisory functions to NBAI and TradeStreet. The investment professionals who formerly performed investment company management functions as employees of NationsBank continue to perform such services as employees of NBAI and TradeStreet. The restructuring did not change the scope and nature of investment advisory services provided to the LifeGoal Portfolios.

         Gartmore Global Partners, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to Nations Fund Portfolios, Inc. and the International Equity Fund of Nations Fund, Inc., pursuant to a sub-advisory agreement. Gartmore Global Partners is a joint venture structured as a Delaware general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, an indirect wholly owned subsidiary of Gartmore Investment Management plc ("Gartmore plc"), a U.K. company, which is the holding company for a leading UK-based international fund management group of companies. National Westminster Bank plc and affiliated entities (collectively, "NatWest") own 100% of the equity of Gartmore plc.

         Pursuant to the terms of certain advisory and sub-advisory agreements, NBAI and Gartmore Global Partners, subject at all times to the control of the applicable Boards of Directors and in conformance with the stated policies of the applicable Nations Fund, select and manage the investments of the Nations Funds. NBAI obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Nations Funds. The sub-advisory agreement of these Funds provides that Gartmore Global Partners shall not be liable to the Company or to its shareholders for any act or omission by NBAI or Gartmore Global Partners or for any loss sustained by the Company or by its shareholders except in the case of NBAI's or Gartmore Global Partners' willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of NBAI or Gartmore Global Partners, as the case may be.

         TradeStreet serves as investment sub-adviser to all of the Funds except those for which Gartmore Global Partners serves as investment sub-adviser. The terms and provisions of the sub-advisory agreements are substantially similar, except with respect to fee levels, to the terms and provisions of the Sub-Advisory Agreement with the Company.

         For the services provided and expenses assumed pursuant to various Investment Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.25% of the first $250 million of the average daily net assets of Nations Prime Fund, plus 0.20% of the average daily net assets of such Fund in excess of $250 million; 0.60% of the average daily net assets of each of the Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund; 0.75% of the average daily net assets of each of Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund and Nations Disciplined Equity Fund; 0.75% of the first $100 million of the Nations Equity Income Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.60% of the Fund's average daily net assets in excess of $250 million; 0.90% of the average daily net assets of Nations International Equity Fund; 1.10% of the average daily net assets of Nations Emerging Markets Fund; and 0.90% of the average daily net assets of Nations Pacific Growth Fund.

         For the services provided and expenses assumed pursuant to sub-advisory agreements, TradeStreet is entitled to receive from NBAI sub-advisory fees computed daily and paid monthly, at the annual rates of 0.055% of Nations Prime Fund's average daily net assets; 0.20% of Nations Equity Income Fund's average daily net assets; 0.25% of Nations Value Fund's Nations Capital Growth Fund's, Nations Emerging Growth Fund's and Nations Disciplined Equity Fund's average daily net assets; 0.15% of Nations Short-Intermediate Government Fund's, Nations Short-Term Income Fund's, Nations Diversified Income Fund's, and Nations Strategic Fixed Income Fund's average daily net assets.

         For services provided and expenses assumed pursuant to a sub-advisory agreement, Gartmore Global Partners is entitled to receive from NBAI sub-advisory fees, compute daily and paid monthly at the annual rates of 0.70% of Nations International Equity Fund's average daily net assets; 0.70% of Nations Pacific Growth Fund's average daily net assets and 0.54% of Nations Global Government Income Fund's average daily net assets. From time to time, NationsBank (and/or TradeStreet and/or Gartmore Global Partners) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees or expenses payable by a Fund.

         For the fiscal period from December 1, 1995 to December 31, 1995, after waivers, Nations Fund Trust paid NationsBank under a prior Investment Advisory Agreement advisory fees at the indicated rates of the following Nations Funds' average daily net assets: Nations Value Fund -- 0.75%; Nations Capital Growth Fund -- 0.75%; Nations Emerging Growth Fund -- 0.75%; Nations Disciplined Equity Fund -- 0.75%; Nations Short-Intermediate Government Fund -- 0.37%; Nations Short-Term Income Fund -- 0.27%; Nations Diversified Income Fund -- 0.50%; and Nations Strategic Fixed Income Fund -- 0.50%

         For the fiscal period from June 1, 1995 to December 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank under a prior Investment Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Prime Fund -- 0.18%; Nations Equity Income Fund -- 0.67% and Nations International Equity Fund -- 0.22%.

         For the fiscal period from June 30, 1995 to December 31, 1995, after waivers, Nations Portfolios paid NationsBank under a prior to Investment Advisory Agreement advisory fees at the indicted rates of the following Funds' average daily net assets: Nations Emerging Markets Fund -- 0.25% and Nations Pacific Growth Fund -- 0.20%.

         For the fiscal period from January 1, 1996 to March 31, 1996, after waivers, Nations Fund Trust paid NBAI under the current Investment Advisory Agreement advisory fees at the indicates rates of the following Funds' average daily net assets: Nations Value Fund -- 0.75%; Nations Capital Growth Fund -- 0.75%; Nations Emerging Growth Fund -- 0.75%; Nations Disciplined Equity Fund -- 0.75%; Nations Short-Intermediate Government Fund -- 0.37%; Nations Short-Term Income Fund -- 0.27%; Nations Diversified Income Fund -- 0.50%; and Nations Strategic Fixed Income Fund -- 0.50%.

         For the fiscal period from January 1, 1996 to March 31, 1996, after waivers, Nations Fund, Inc. paid NBAI under the current Investment Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Prime Fund -- 0.18%; Nations Equity Income Fund -- 0.67% and Nations International Equity Fund -- 0.22%.

         For the fiscal period from January 1, 1996 to March 31, 1996, after waivers, Nations Portfolios paid NBAI under the current Investment Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Emerging Markets Fund -- 0.25% and Nations Pacific Growth Fund -- 0.20%.

         For the fiscal period from January 1, 1996 to March 31, 1996, after waivers, NBAI paid TradeStreet under the current Sub-Advisory Agreement sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Value Fund -- 0.25%; Nations Capital Growth Fund -- 0.25%; Nations Emerging Growth Fund -- 0.25%; Nations Short-Intermediate Government Fund -- 0.15%; Nations Diversified Income Fund -- 0.15%; Nations Strategic Fixed Income Fund -- 0.15%; Nations Prime Fund -- 0.055%; and Nations Equity Income Fund -- .20%.

         For the fiscal period from June 1, 1995 to March 31, 1996, after waivers, NBAI or its predecessor NationsBank paid Gartmore Global Partners or its predecessor sub-advisory fees at the rate of 0.67% of the average daily net assets of Nations International Equity Fund.

         For the fiscal period from January 1, 1996 to March 31, 1996, after waivers, NBAI paid Gartmore Global Partners or its predecessors sub-advisory fees at the indicated rates of the following Funds average daily net assets:
Nations Emerging Markets Fund -- 0.85% and Nations Pacific Growth Fund -- 0.70%.

         Martha L. Sherman is a Senior Product Manager, Money Market Management for TradeStreet and is Senior Portfolio Manager for Nations Prime Fund. She has been Portfolio Manager for Nations Prime Fund since 1988. Prior to assuming her position with TradeStreet, she was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Ms. Sherman has worked in the investment community since 1981. Her past experience includes investment research for William Lowry & Associates. Ms. Sherman received a B.S. in Business Administration from the University of Texas at Dallas.

         Sharon M. Herrmann, CFA, is a Director of Equity Management for TradeStreet and Senior Portfolio Manager for Nations Value Fund. Ms. Herrmann has been Portfolio Manager for Nations Value Fund since 1989. Prior to assuming her position with TradeStreet, she was Senior Vice President and Portfolio Manager for the Investment Management Group at NationsBank. Ms. Herrmann has worked for the Investment Management Group at NationsBank since 1981 where her responsibilities included fund management and institutional portfolio management. She attended Virginia Wesleyan College. Ms. Herrmann holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.

         Eric S. Williams, CFA, is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Equity Income Fund. Mr. Williams has been Portfolio Manager for Nations Equity Income Fund since 1991. Prior to assuming his position with TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. He has worked in the investment community since 1980. His past experience includes fund analysis and portfolio management for National Bank of Detroit. Mr. Williams received a B.S. in Accounting from East Carolina University, Summa Cum Laude and an M.B.A. from Indiana University. He holds the Chartered Financial Analyst designation, is on the Advisory Board of Indiana University's Investment Management Academy, and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.

         Stephen Watson has been Principal Portfolio Manager for Nations International Equity Fund and has been the Portfolio Manager since February, 1995. He joined the Gartmore Group as a Global Fund Manager in 1993 and currently holds the position of Head of the International and Global Team. Previously, Mr. Watson was a director and global fund manager with James Capel Fund Managers, London, as well as Client Services Manager for international clients. From 1980 to 1987 he was associated with Capel-Cure Myers in their Portfolio Management Division. He began his career in 1976 when he joined the investment division at Samuel Montagu. Mr. Watson is currently a member of the Securities Institute.

         Philip Ehrmann is Principal Portfolio Manager for Nations Emerging Markets Fund and is the head of the Gartmore Emerging Markets Team. He has been Portfolio Manager for the Fund since 1995. Prior to joining Gartmore in 1995, Mr. Ehrmann was the Director of Emerging Markets for Invesco in London. He began his career in 1981 as an institutional stockbroker with Rowe & Pitmann Inc. and also spent a brief period with Prudential Bache Securities as an institutional salesman before joining Invesco in 1984. Mr. Ehrmann graduated from the London School of Economics with a degree in Economics, Industry and Trade.

         Seok Teoh is Principal Portfolio Manager of the Nations Pacific Growth Fund and has been the Portfolio Manager since the Fund's inception. She has been associated with Gartmore since 1990 as the London based manager on its Far East Team. Previously, Ms. Teoh managed Far East equities for Rothschild Asset Management in Tokyo and in Singapore. She was also responsible for Singaporean and Malaysian equity sales at Overseas Union Bank in Singapore. Ms. Teoh, who is a native of Singapore, is fluent in Mandarin and Cantonese and received an Economics degree from the University of Durham.

         Philip J. Sanders, CFA, is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Capital Growth Fund. Mr. Sanders has been Portfolio Manager for Nations Capital Growth Fund since 1995. Prior to assuming his position with TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Sanders has worked in the financial investment community since 1981. His past experience includes portfolio management, equity research and financial analysis for the Investment Management Group at NationsBank and Duke Power

Company. Mr. Sanders received a B.A. in Economics from the University of Michigan and an M.B.A. from the University of North Carolina at Charlotte. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.

         C. Thomas Clapp, CFA, is Director of the Equity Management Group for TradeStreet and Portfolio Manager of Nations Emerging Growth Fund. Mr. Clapp has been Portfolio Manager for Nations Emerging Growth Fund since September, 1996. Prior to assuming his position with TradeStreet in 1995, he was Senior Vice President and Director of Research for the Investment Management Group at NationsBank. Prior to joining NationsBank in 1992, Mr. Clapp was a Senior Portfolio Manager with Royal Insurance Group. Mr. Clapp has worked in the investment community since 1984. He received his B.A. in Economics from the University of North Carolina at Chapel Hill and an M.B.A. from the University of South Carolina. He also holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research and the North Carolina Society of Financial Analysts, Inc.

         Jeffrey C. Moser, CFA, is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Disciplined Equity Fund. Mr. Moser has been Portfolio Manager for Nations Disciplined Equity Fund since 1995. Prior to assuming his position with TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Moser has worked for the Investment Management Group at NationsBank since 1983 where his responsibilities included institutional portfolio management and equity analysis. Mr. Moser graduated Phi Beta Kappa with a B.S. in Mathematics from Wake Forest University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.

         Greg W. Golden is a Structured Products Manager, Equity Management for TradeStreet and is Portfolio Manager for Nations Equity Index Fund. He has been Portfolio Manager for Nations Equity Index Fund since 1993. Prior to assuming his position with TradeStreet, he was Vice President and Structured Products Manager for the Investment Management Group at NationsBank. He has worked in the investment community since 1990. His past experience includes portfolio management, derivatives management and quantitative analysis for the Investment Management Group at NationsBank and Sovran Bank of Tennessee. Mr. Golden received a B.B.A. in Finance from Belmont University. He is a Chartered Financial Analyst candidate and a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.

         Gregory H. Cobb is a Senior Product Manager, Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Strategic Fixed Income Fund. Mr. Cobb has been Portfolio Manager for Nations Strategic Fixed Income Fund since 1995. Prior to assuming his position with TradeStreet, he was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Cobb has worked in the investment community since 1987. His past experience includes portfolio management of intermediate duration and insurance products for Trust Company Bank and Barnett Bank Trust Company Inc. Mr. Cobb received a B.A. in Economics from the University of North Carolina at Chapel Hill.

         Mark S. Ahnrud, CFA, is a Director of Fixed Income Management for TradeStreet and the Senior Portfolio Manager for Nations Diversified
Income Fund. Mr. Ahnrud has been the Portfolio Manager for the Nations Diversified Income Fund since 1992. Prior to assuming his position with TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Ahnrud has worked for the Investment Management Group at NationsBank since 1985 where his responsibilities initially included institutional investment management sales and later involved high yield credit analysis. Mr. Ahnrud received a dual B.S. in Finance and Investments from Babson College and an M.B.A. from Duke University, Fuqua School of Business. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.

         John S. Swaim is a Senior Product Manager, Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Short-Intermediate Government Fund. Mr. Swaim has been Portfolio Manager for the Fund since 1995. Prior to assuming his position with TradeStreet, he was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Swaim has worked in the investment community since 1986. His past experience includes derivative products manager for the NationsBank Texas Corporate Investment Division portfolio. Mr. Swaim received a B.S. from University of North Texas and an M.B.A. from University of Texas at Arlington.

         Brad Pope is a Product Managed, Fixed Income Management for TradeStreet and portfolio manager for Nations Short-Term Income Fund. He is a senior member of the Fixed Income Team. As such, his responsibilities include setting duration policy for the Nations Fund fixed income funds. Mr. Pope has been the portfolio manager for Nations Short-Term Income Fund since August 1996. Prior to assuming this position, he was a manager in the structured products area. He joined the Investment Management Group at NationsBank, TradeStreet's predecessor organization in 1988. Mr. Pope has over nine years of investment experience, including working on the trading floor of the Chicago Board of Trade. Mr. Pope received a B.B.A. in Finance from the University of Texas at Austin.

         Mark Rimmer is the principal portfolio manager of the Nations Global Government Income Fund and has been an International Fixed Income Manager with the Gartmore Group since 1990. He joined Gulf International Bank in 1986 on the trading desk, and subsequently joined their Investment Management Group in 1988, managing multi-currency funds for institutional clients in the Gulf region. Prior to that he was associated with Sumitomo Finance International as a senior trader. Mr. Rimmer graduated from Cambridge University in 1984 with an honors degree in Economics. Mr. Rimmer also is a member of the Institute of Investment Management and Research.

Investment Styles

                  Discipline Management Style. When you invest in any fund in the Nations Fund family, you can be assured your money is managed according to a disciplined investment strategy; one that remains in place regardless of market conditions. We believe this structured approach to managing portfolio securities may provide you with consistent performance over time. The advisers to the underlying Nations Funds use various investment strategies during the process of constructing and managing the underlying Nations Funds' portfolios. These strategies have been categorized into investment styles which consist of (i) the NationsBank Fixed Income Style, (ii) the NationsBank Growth Equity Style, (iii) the NationsBank Value Equity Style, (iv) the Nations Equity Income Style, (v) the Emerging Markets and Pacific Growth Style and (vi) the Global Government Income Style. Investment Styles described below relate to the Diversified Income, Short-Intermediate Government, Short-Term Income, Strategic Fixed Income, Capital Growth, Emerging Growth, Value, International Equity Income, Equity Income, Emerging Markets, Pacific Growth and Global Government Income Funds.

         NationsBank Fixed Income Style. The Nations Diversified Income, Government Securities, Short-Intermediate Government, Short-Term Income and Strategic Fixed Income, are managed by their Adviser using the NationsBank Fixed Income Style. The NationsBank Fixed Income Style investment philosophy is premised on the belief that a well diversified portfolio of fixed income securities that emphasizes a combination of investments strategies will capture relative value in the bond market.

         In order to pursue this goal, the Fixed Income Style includes certain biases. Their adviser reduces the risk by investing in many different issuers. This is done by setting a maximum percentage permitted of any single issuer in any portfolio. Focus on high credit quality is the second bias. Holdings are concentrated in the upper end of the quality spectrum. Securities of less than the highest quality are used only when the team of credit analysts support the conclusion that the quality will remain stable or improve, and that it offers attractive potential in expected return. The third bias is to de-emphasize interest rate forecasts. The performance of a portfolio therefore is not held hostage to the accuracy of a rate forecast.

         This philosophy attempts to achieve consistent results while minimizing risk. Five strategies are also utilized by the Fixed Income Style Group Portfolio Managers to meet this objective.

         Sector Spread Anomalies: When sectors of the bond market are over or under valued, the allocation in the portfolios is adjusted accordingly. Such decisions are made based on a sound analysis of historical bond values as well as a review of current market conditions and its impact on future values.

         Yield Curve Anomalies: Unusual shapes in the yield curve or the degree of steepness in the yield curve provide opportunities to outperform fixed income indices. Such opportunities are reviewed by our specialists for return enhancement under a variety of possible interest rate shifts before they are implemented.

         Coupon/Quality Opportunities: High or low coupon securities may represent investment value based on supply and demand conditions for bonds. There are also times when upgrading or downgrading of the credit quality of a bond can enhance a portfolio's return. Funds hold lower quality bonds only when the expected reward is substantial compared to the potential risks, and credit analysis supports the conclusion that the credit quality is stable or improving.

         Security Analysis: A full staff of credit analysts is dedicated to supporting fixed income credit decisions. This staff gains additional support from a substantial equity research team when analyzing bonds from corporate issuers.

         Duration Management: The duration (price volatility of a bond in relation to interest rate movements) of the portfolios may be altered by 10% shorter or longer than the portfolios normal benchmark. Changes in duration are made infrequently and only when they are supported by economic expectations and an assessment of value.

         A final portfolio consists of securities that have been selected by the Fixed Income Style Group Portfolio Managers, in-house industry specialists and expert Wall Street sources all working together.

         NationsBank Growth Equity Style. The Capital Growth and Emerging Growth Funds are managed by their adviser using the NationsBank Growth Equity style. The NationsBank Growth Equity Style investment philosophy seeks companies with superior growth prospects selling at reasonable prices that, over time, should outperform the market.

         Emphasis is placed on a "value adjusted for growth" stock selection process. Essential to this style is their adviser's belief that absolute valuation does not capture the powerful effects of inflation. Therefore, relative price/earnings ranges of stocks going back 5 years are examined rather than static absolute price/earnings ratio.

         Inflation causes the market price/earnings ratio of a stock to expand or contract. Investors are willing to pay a higher price for stock in a company in periods of low inflation. The inverse is also true. The premium paid for growth will increase as inflation declines and decreases as inflation rises.

         The stock selection process begins with a universe of financially strong companies. The selection process selects companies with a market capitalization greater than $500 million (large, established companies) and a strong price momentum (growth in share price over the last 18 months). This results in a universe of approximately 750 companies.

         These 750 companies are the universe from which their adviser's industry specialists make their final decision for inclusion in an investment portfolio. In accordance with the Growth Equity Style, portfolio managers focus on those stocks among the universe with the lowest price/earnings ratio and are in industries with above average earnings growth potential. The final portfolio of stocks is then constructed by our Growth Equity Group Senior Portfolio Managers who work closely with the in-house industry specialists, as well as expert Wall Street sources.

         In summary, the Growth Equity Style seeks to produce a diverse portfolio of large capitalization growth stocks, that over time, should outperform the market.

         NationsBank Value Equity Style. The Value Fund is managed by its adviser using the NationsBank Value Equity Style. The Value Equity Style investment philosophy is premised on the belief that a well diversified portfolio of undervalued companies exhibiting low price/earnings ratios will over time outperform the market while incurring lower than market risk.

         This style utilizes a "bottom-up" approach to stock selection, focusing on well proven factors of fundamental valuation. A low price/earnings ratio and above market dividend yield are two of the biases which reduce market risk. A catalyst for earnings improvement is also one of this Style's requirements as it assists with the "timing" of the purchase of a particular company.

         Stock selection process begins with a team of 10 in-house research specialists aided by a computerized screening model. Starting with approximately a 2,000 company universe, stocks must first pass a rigorous screening process that selects only those companies that possess strong financial quality and a market capitalization greater than $500 million. This results in a universe of approximately 900 companies, representing all of the 54 major U.S. industries and approximately 10 economic sectors.

         A more sophisticated screening process is then applied to the 900 company universe. The companies are then ranked based on the following factor weightings:

         The top one-third, or approximately 300 companies, result in the final universe from which the industry specialists make initial selections for a Fund. To insure adherence to the discipline, price objectives (buy and sell prices) are set for each company purchased, based on sound fundamental analysis. A final diversified portfolio of approximately 65 issues is constructed by the Value Equity Style Group Senior Portfolio Managers working closely with in-house industry specialists, as well as expert Wall Street sources.

         In summary, the low price/earnings ratio, value discipline seeks to produce a well diversified portfolio of high quality companies, that over time, should outperform the market, thereby adding value while incurring below-market risk.

         NationsBank Disciplined Equity Style. The Nations Disciplined Equity Fund is managed by its adviser using the NationsBank Disciplined Equity Style. The NationsBank Disciplined Equity Style investment philosophy seeks to identify companies which offer future near-term earnings momentum.

         Its adviser pursues this investment philosophy through the use of a proprietary computerized tracking system (the "Alpha Model") which monitors the earnings per share estimates of approximately 3,000 Wall Street analysts, and through conventional security analysis. In utilizing the computerized tracking system, its adviser identifies companies with respect to which there has been a change in the consensus analyst estimate of earnings per share. Its adviser believes that such a change often signifies the beginning of a trend for the company, rather than an isolated occurrence, and that such trend ultimately will be reflected in the share price of the company. Its adviser then buys or sells stocks for the Fund based on the results of this analysis.

         In selecting stocks pursuant to the NationsBank Disciplined Equity Style, its adviser also uses conventional security analysis techniques. Starting with a universe of approximately 2,000 companies with large market capitalizations, its adviser eliminates stocks that have relatively low trading activity, as well as stocks of companies of poor credit quality and those which, in the opinion of its adviser, are overpriced. From the available pool of stocks that meet all of the criteria, approximately 40 to 50 are selected for inclusion in the Fund's portfolio.

         Its adviser strives to keep the assets of the Fund fully invested at all times, except as required to meet expected liquidity needs.

         Nations Equity Income Style. The Equity Income Fund is managed by its adviser using the Nations Equity Income Style. The Nations Equity Income Style investment philosophy is premised on the belief that a diversified portfolio of stocks with an above average yield can provide long-term returns, higher than that of the S&P 500 Index (the "S&P 500") and with less volatility.

         This style utilizes a "low volatility" approach to stock selection, focusing on tested factors of fundamental stock valuation. Volatility is reduced through selecting stocks with Beta Coefficient ("Beta") of less than 1.0 (Beta is a measurement of volatility relative to the stock market as a whole, which has a Beta of 1.0). The Equity Income Style seeks to maintain a yield on the portfolio of at least 50% higher than the dividend yield for the S&P 500. Its adviser reduces risk by investing in both common stocks and convertible securities.

         The Equity Income Style stock selection process begins with a team of in-house research specialists aided by a computerized screening process.
Starting with a 2000 company universe, stocks must first pass a rigorous screening process that selects companies with a yield only one-third less than the S&P 500 and market capitalization greater than $500 million. Often stocks with below average yields grow faster than those with average yields. Therefore, over time, a portfolio may earn more income by purchasing stocks with below average yields. Stocks are then ranked relative to other stocks within their industry.

         A more sophisticated screening process is then applied to the universe. Each company is ranked based on the following factor weightings: (i) market style analyzes correlations between crucial stock characteristics (price/book ratios, dividends yields, and return on assets) and price performance; (ii) Insider Trading looks at filings with the SEC and evaluates them by title, date, transaction size and historical performance; (iii) Earnings Expectations evaluates changes in annual earnings estimates and quarterly earnings surprises, and (iv) Price Momentum monitors relative price strength with short term under performance. The final portfolio of approximately 70 issues is constructed by the Equity Income Style Group senior portfolio managers working closely with in-house industry specialists, as well as expert Wall Street sources.

         Nations International Equity Income Style. The International Equity Fund is managed by its adviser using the Nations International Equity Style. The Nations International Equity Income

Style investment philosophy is premised on the belief that a diversified portfolio of equity securities of established, non-United States issuers can provide long-term growth of capital and income.

         This  style  focuses on the  country  selection  process  by  utilizing macroeconomic forecasts to identify areas of the world which will exhibit relatively strong growth within the context of a modest inflation and low interest rate environment. The political factors and market liquidity constraints which can affect stock market valuations are also taken into consideration by its adviser prior to making stock selections.

         The stock selection process begins with the elimination of equity securities with a market capitalization of less than $250 million. The next step in the process is the ranking of each country and industry sector by relative price/earnings ratio using an historical range of not less than ten years from an universe of approximately 1000 stocks. In addition to the relative historical price/earnings ratio the portfolio managers also employ a fundamental analysis of growth opportunities, management and future direction of these stocks.

         The International Equity Fund is a dollar-denominated mutual fund and therefore, consideration is given to hedging part or all of the portfolio back to U.S. dollars from international currencies. All decisions to hedge are based upon an analysis of the relative value of the U.S. dollar on an international purchasing power parity basis (purchasing power parity is a method for determining the relative purchasing power of different currencies by comparing the amount of each currency required to purchase a typical bundle of goods and services to domestic markets) and an estimation of short-term interest rate differentials (which affect both the direction of currency movements and also the cost of hedging).

                  Emerging Markets and Pacific Growth Funds Style. The Emerging Markets and Pacific Growth Funds utilize an investment philosophy that emphasizes investment in reasonably priced growth stocks. This philosophy assumes that superior earnings growth will lead to greater investment returns. In the case of global or international portfolios this philosophy concentrates on stock selection and asset allocation aimed at strategically overweighting growing markets while avoiding those with less possibility of appreciation. This investment approach is designed to add value while also providing diversification to minimize risk.

         Gartmore selects stocks for its portfolios using rigorous stock selection criteria. Their analysis is designed to discover securities which demonstrate a potential for above market earnings growth rates while maintaining reasonable valuation levels and whose parent corporations show strong balance sheets and quality management. In order to ascertain these facts, Gartmore representatives make on site inspections of the companies under review, as well as their competitors, suppliers and customers.

         The allocation of assets is determined by portfolio managers based on both qualitative and quantitative research. This research includes the identification of investment themes, political and economic trends, price/earnings ratios, real interest rates and earnings growth projections. These factors determine economic, market, interest rate and currency forecasts which are, in turn, used to determine regional allocations.

         Utilizing the investment strategy set forth above, Nations Emerging Markets Fund invests in securities of companies located in emerging market countries. These countries include, but are not limited to: Argentina, Brazil, Chile, China, Czech Republic, Colombia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, The Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan, Turkey.

                  Global Government Income Fund Style. The Global Government Income Fund bases its investment decisions on an analysis of longer term economic trends which are believed to be key to successful fixed income investing. This tendency to take into account long term economic trends is coupled with the practice of investing primarily in investment grade government securities which minimize the investor's credit risk.

         This investment policy is effected by carefully analyzing interest rate forecasts and currency movements for various markets and using this information to determine regional allocations. These allocations are then adjusted to reflect the portfolio manager's perception of the most favorable markets and issuers. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the portfolio's management in determining whether to increase or decrease the emphasis placed on a particular country or type of security.

Administrator and Co-Administrator

         The Company has retained Stephens Inc. ("Administrator") as the administrator and First Data Investors Services Group, Inc. (the
"Co-Administrator") as the co-administrator of the LifeGoal Portfolios.

         The Administrator and Co-Administrator serve under an administration agreement ("Administration Agreement") and co-administration agreement ("Co-Administration Agreement"), respectively, each of which was approved by the Board of Directors on July 10, 1996. The Administrator receives, as compensation for its services rendered under the Administration Agreement and as agent for the Co-Administrator for the services it provides under the Co-Administration Agreement, an administrative fee of $10,000 per year per LifeGoal Portfolio, which will be absorbed by NBAI.

        Pursuant to the Administration Agreement, the Administrator has agreed to, among other things, (i) maintain office facilities for the LifeGoal
Portfolios, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to the Company,
(iii)  furnish  corporate   secretarial  services  to  the  Company,   including
coordinating the preparation and distribution of materials for Board of Directors meetings, (iv) coordinate the provision of legal advice to the Company with respect to regulatory matters, (v) coordinate the preparation of reports to the Company's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinate the provision of services to the Company by the Co-Administrator, the Transfer Agents and the Custodians, and (vii) generally assist in all aspects of the Company's operations. Additionally, the Administrator is authorized to receive, as agent for the Co-Administrator, the fees payable to the Co-Administrator by the Company for its services rendered under the Co-

Administration Agreement. The Administrator bears all expenses incurred in connection with the performance of its services.

         Pursuant to the Co-Administration Agreement, the Co-Administrator has agreed to, among other things, (i) provide accounting and bookkeeping services for the LifeGoal Portfolios, (ii) compute each Portfolio's net asset value and net income, (iii) accumulate information required for the Company's reports to shareholders and the SEC, (iv) prepare and file the Company's federal and state tax returns, (v) perform monthly compliance testing for the Company, and (vi) prepare and furnish the Company monthly broker security transaction summaries and transaction listings and performance information. The Co-Administrator bears all expenses incurred in connection with the performance of its services.

         The Administration Agreement and the Co-Administration Agreement may be terminated by a vote of a majority of the Board of Directors, or by the Administrator or Co-Administrator, respectively, on 60 days' written notice without penalty. The Administration Agreement and Co-Administration Agreement are not assignable without the written consent of the non-assigning party. Furthermore, the Administration Agreement and the Co-Administration Agreement provide that the Administrator and Co-Administrator, respectively, shall not be liable to the LifeGoal Portfolios or to their shareholders except in the case of the Administrator's or Co-Administrator's respective willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Distributor

         Stephens Inc. (the "Distributor") serves as the principal underwriter and distributor of the shares of the LifeGoal Portfolios.

         At a meeting held on July 10, 1996, the Board of Directors selected Stephens Inc. as Distributor, and approved a distribution agreement ("Distribution Agreement") with the Distributor. Pursuant to the Distribution Agreement, the Distributor, as agent, sells shares of the LifeGoal Portfolios on a continuous basis and transmits purchase and redemption orders that its receives to the Company or the Transfer Agent (as defined under the caption "Transfer Agents and Custodian"). Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake such advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the LifeGoal Portfolios, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a distribution plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act.

         The Distribution Agreement will continue year to year as long as such continuance is approved at least annually by (i) the Board of Directors or a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of a LifeGoal Portfolio and (ii) a majority of the

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

directors who are not parties to the Distribution Agreement or "interested persons" of any such party by a vote cast in person at a meeting called for such purpose. The Distribution Agreement is not assignable and is terminable with respect to a Portfolio, without penalty, on 60 days' notice by the Board of Directors, the vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of such LifeGoal Portfolio, or by the Distributor.

Distribution Plans And Shareholder Servicing Arrangements For Investor Shares

         Investor A Shares

         The Company has adopted a Shareholder Servicing and Distribution Plan (the "Investor A Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each LifeGoal Portfolio's Investor A Shares. The Investor A Plan provides that each LifeGoal Portfolio may pay the Distributor or banks, broker/dealers or other financial institutions that offer shares of the Fund and that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") or a Shareholder Servicing Agreement with the Company ("Servicing Agents"), up to 0.25% (on an annualized basis) of the average daily net asset value of such LifeGoal Portfolio.

         Payments under the Investor A Plan may be made to the Distributor for reimbursements of distribution-related expenses actually incurred by the Distributor, including, but not limited to, expenses of organizing and conducting sales seminars, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and costs of administering the Investor A Plan, or to Servicing Agents that have entered into a Shareholder Servicing Agreement with the Company for providing shareholder support services to their customers ("Customers") which hold of record or beneficially Investor A Shares of a Fund. Such shareholder support services provided by Servicing Agents to holders of Investor A Shares of the LifeGoal Portfolios may include (i) aggregating and processing purchase and redemption requests for Investor A Shares from their Customers and transmitting promptly net purchase and redemption orders to the Company's distributor or transfer agent; (ii) providing their Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of their Customers; (iv) providing information periodically to their Customers showing their positions in Investor A Shares; (v) arranging for bank wires; (vi) responding to their Customers' inquiries concerning their investment in Investor A Shares; (vii) providing subaccounting with respect to Investor A Shares beneficially owned by their Customers or the information necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to their Customers; (ix) forwarding to their Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Company may reasonably request to the extent the Selling Agent is permitted to do so under applicable statutes, rules or regulations.

         Expenses incurred by the Distributor pursuant to the Investor A Plan in any given year may exceed the sum of the fees received under the Investor A Plan. Any such excess may be recovered by the Distributor in future years so long as the Investor A Plan is in effect. If the Investor A Plan were terminated or not continued, a LifeGoal Portfolio would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the LifeGoal Portfolio.

         Investor C Shares

         The Directors of the Company have approved a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act for the Investor C Shares of the LifeGoal Portfolios (the "Investor C Plan"). Pursuant to the Investor C Plan, each Portfolio may pay the Distributor for certain expenses that are incurred in connection with the distribution of shares. Payments under the Investor C Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of Investor C Shares of a Portfolio. Payments to the Distributor pursuant to the Investor C Plan will be used (i) to compensate Selling Agents for providing sales support assistance relating to Investor C
Shares, (ii) for promotional activities intended to result in the sale of Investor C Shares such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor C Shares. Currently, substantially all fees paid pursuant to the Investor C Plan are paid to compensate Selling Agents for providing the services described in
(i) and (iii) above, with any remaining amounts being used by the Distributor to partially defray other expenses incurred by the Distributor in distributing Investor C Shares. Fees received by the Distributor pursuant to the Investor C Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of the Distributor.

         Pursuant to the Investor C Plan, the Distributor may enter into Sales Support Agreements with Selling Agents for providing sales support services to their Customers who are the record or beneficial owners of Investor C Shares of the LifeGoal Portfolios. Such Selling Agents will be compensated at the annual rate of up to 0.75% of the average daily net asset value of the Investor C Shares of the LifeGoal Portfolios held of record or beneficially by such Customers. The sales support services provided by Selling Agents may include providing distribution assistance and promotional activities intended to result in the sales of shares such as paying for the preparation, printing and distribution of prospectuses to other than current shareholders.

         Fees paid pursuant to the Investor C Plan are accrued daily and paid monthly, and are charged as expenses of the relevant shares of a Fund as accrued. Expenses incurred by the Distributor pursuant to the Investor C Plan in any given year may exceed the sum of the fees received under the Investor C Plan and payments received pursuant to contingent deferred sales charges. Any such excess may be recovered by the Distributor in future years so long as the Investor C Plan is in effect. If the Investor C Plan were terminated or not continued, a LifeGoal Portfolio would not be contractually obligated to pay the Distributor for any expenses not

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

previously reimbursed by the LifeGoal Portfolio or recovered through contingent deferred sales charges.

         In addition, the Directors have approved a Shareholder Servicing Plan ("Servicing Plan") with respect to the Investor C Shares of the LifeGoal Portfolios (the "Investor C Servicing Plan"). Pursuant to the Investor C Servicing Plan, each LifeGoal Portfolio may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with Nations Fund ("Servicing Agents") for certain expenses that are incurred by the Servicing Agents in connection with shareholder support services that are provided by the Servicing Agents. Payments under the Investor C Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the LifeGoal Portfolios' Investor C Shares. The shareholder services provided by the Servicing Agents may include (i) aggregating and processing purchase and redemption requests for such Investor C Shares from Customers and transmitting promptly net purchase and redemption orders to the Company's distributor or transfer agent; (ii) providing Customers with a service that invests the assets of their accounts in such Investor C Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Investor C Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Investor C Shares; (vii) providing subaccounting with respect to such Investor C Shares beneficially owned by Customers or providing the information necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Company may reasonably request to the extent the Servicing Agent is permitted to do so under applicable statutes, rules or regulations.


Information Applicable to Investor A and Investor C Shares

         The Investor A Plan, the Investor C Plan and the Investor C Servicing Plan, (each a "Plan" and collectively the "Plans") may only be used for the purposes specified above and as stated in each such Plan. Compensation payable to Selling Agents or Servicing Agents for shareholder support services under the Plans is subject to, among other things, the National Association of Securities Dealers, Inc.'s ("NASD") Conduct Rules governing receipt by NASD members of shareholder servicing plan fees from registered investment companies (the "NASD Servicing Plan Rule"), which became effective on July 7, 1993. Such compensation shall only be paid for services determined to be permissible under the NASD Servicing Plan Rule.

         Each Plan requires the officers of the Company or the Distributor to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board of Directors reviews these reports in connection with their decisions with respect to the Plans.

         As required by Rule 12b-1 under the 1940 Act, each Plan was approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Qualified Directors") on July 10, 1996. The Plans continue in effect as long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of the Qualified Directors.

         In approving the Plans in accordance with the requirements of Rule 12b-1, the directors considered various factors and determined that there is a reasonable likelihood that each Plan will benefit the respective Investor A or Investor C Shares and the holders of such shares. The Plans have been approved by the initial shareholder.

         Each Plan may be terminated with respect to its shares by vote of a majority of the Qualified Directors or by vote of a majority of holders of its outstanding voting securities. Any change in a Plan that would increase materially the distribution expenses paid by the Investor A or Investor C Shares requires shareholder approval; otherwise, each Plan may be amended by the directors, including a majority of the Qualified Directors, by vote cast in person at a meeting called for the purpose of voting upon such amendment. The Investor C Servicing Plan may be terminated by a vote of a majority of the Qualified Directors. As long as a Plan is in effect, the selection or nomination of the Qualified Directors is committed to the discretion of the Qualified Directors.

         Conflict of interest restrictions may apply to the receipt by Selling, and/or Servicing Agents of compensation from Nations Fund in connection with the investment of fiduciary assets in Investor Shares. Selling and/or Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC or the Department of Labor, are urged to consult their legal advisers before investing such assets in Investor Shares.

Shareholder Administration Plan (Primary B Shares)

         As stated in the Prospectus describing the Primary B Shares, the Company has a separate Shareholder Administration Plan (the "Administration Plan") with respect to such shares. Pursuant to the Administration Plan, the Company may enter into agreements ("Administration Agreements") with broker/dealers, banks and other financial institutions that are dealers of record or holders of record or which have a servicing relationship with the beneficial owners of Primary B Shares ("Servicing Agents"). The Administration Plan provides that pursuant to the Administration Agreements, Servicing Agents shall provide the shareholder support services as set forth therein to their Customers who may from time to time own of record or beneficially Primary B Shares in consideration for the payment of up to 0.60% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase, exchange and redemption requests for Primary B Shares from Customers and transmitting promptly net purchase and redemption orders with the Distributor or the transfer agents; (ii) providing Customers with a service that invests the assets of their accounts in Primary B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Primary B Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries concerning their investment in Primary B Shares; (vii) providing sub-accounting with respect to Primary B Shares beneficially owned by Customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding an Administration Agreement; (x) employee benefit plan recordkeeping, administration, custody and trustee services; (xi) general shareholder liaison services; and (xii) providing such other similar services as may reasonably be requested to the extent permitted under applicable statutes, rules, or regulations.

         The Administration Plan also provides that in no event may the portion of the shareholder administration fee that constitutes a "service fee," as the term is defined in the NASD Servicing Plan Rule, exceed 0.25% of the average daily net asset value of the Primary B Shares of a Portfolio. In addition, to the extent any portion of the fees payable under the Plan is deemed to be for services primarily intended to result in the sale of LifeGoal Portfolio Primary B Shares, such fees are deemed approved and may be paid under the Administration Plan. Accordingly, the Administration Plan has been approved and will be operated pursuant to Rule 12b-1 under the 1940 Act. Such Plan shall continue in effect as long as the Board of Directors, including a majority of the Qualified Directors, specifically approves the Plan at least annually.

Expenses

         The Administrator and/or Co-Administrator furnishes, without additional cost to the Company, the services of the Treasurer and Secretary of the Company and such other personnel (other than the personnel of the Adviser or Sub-Adviser) as are required for the proper conduct of the Company's affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Company's Shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Plans relating to the Investor A and Investor C Shares of each LifeGoal Portfolio, sales-related expenses incurred by the Distributor may be reimbursed by the Company.

         The Company pays, or causes to be paid, all other expenses of the Company, including without limitation: the fees of the Adviser, the Sub-Adviser, the Administrator and Co-Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Company for the safekeeping of its cash, fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Company;
brokerage commissions chargeable to the Company in connection with fund securities transactions to which the Company is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Company to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Company and its shares with the SEC and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of typesetting prospectuses and statements of additional information of the Company (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Company's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend or distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Company's shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relative to the Company; membership dues of industry associations; interest payable on Company borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Company which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Company's operation unless otherwise explicitly assumed by the Adviser (and/or the Sub-Adviser), the Administrator or Co-Administrator. The Adviser, under its investment advisory agreement with the LifeGoal Portfolios, has agreed to absorb all expenses of the LifeGoal Portfolios, included those listed above, except for taxes, brokerage fees and commissions, extraordinary expenses and any applicable Rule 12b-1 fees, shareholder servicing fees and/or shareholder administration fees.

         Expenses of the Company which are not directly attributable to the operations of any class of shares of LifeGoal Portfolio are pro-rated among all classes of shares of LifeGoal Portfolios of the Company based upon the relative net assets of each class or LifeGoal Portfolio. Expenses of the Company which are not directly attributable to a specific class of shares but are directly attributable to a specific LifeGoal Portfolio are prorated among all the classes of shares of such LifeGoal Portfolio based upon the relative net assets of each such class of shares. Expenses of the Company which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

Transfer Agents And Custodians

         First Data Investors Services Group, Inc., a wholly owned subsidiary of First Data Corporation, is located at One Exchange Place, 53 State Street, Boston, Massachusetts 02109, and serves as transfer agent (the "Transfer Agent") for the Company's Primary Shares and Investor Shares. Under a transfer agency agreement, the Transfer Agent maintains shareholder account records for the Company, handles certain communications between shareholders and the Company, distributes dividends and distributions payable by the Company to shareholders, produces statements with respect to account activity for the Company and its shareholders for these services.

         NationsBank of Texas, N.A. serves as custodian (the "Custodian") for the portfolio securities (except for shares of underlying Nations Funds) and cash of the LifeGoal Portfolios. Except with respect to shares of underlying NationsFunds, the Custodian maintains custody of the LifeGoal Portfolios' securities, cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of the LifeGoal Portfolios for payments of dividends, distributions and redemptions, endorses and collects on behalf of the LifeGoal Portfolios all checks, and receives all dividends and other distributions made on securities owned by the LifeGoal Portfolios. The Company maintains direct custody of the LifeGoal Portfolios' shares of underlying Nations Funds.

                       INDEPENDENT ACCOUNTANT AND REPORTS

         At least semi-annually, the Company will furnish shareholders of the LifeGoal Portfolios with a list of the investments held in the LifeGoal Portfolios and financial statements for the LifeGoal Portfolios. The annual financial statements will be audited by the Company's independent accountant. The Board of Directors has selected Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110 as the Company's independent accountant to audit the Company's books and review the Company's tax returns for the LifeGoal Portfolios' fiscal years ending on and after March 31, 1997.

         The statement of assets and liabilities of the LifeGoal Portfolios at October 1, 1996, included herein, has been so included in reliance upon the report of the Independent Accountants, Price Waterhouse LLP, given on the authority of said firm as experts in auditing and accounting.

                                    COUNSEL

         Morrison & Foerster LLP serves as legal counsel to the Company. Its address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

Pending Legal Proceedings

         A purported class action lawsuit against, among others, Nations Short-Intermediate Government Fund was filed by Lawrence Bergelt on May 21, 1996. The complaint was amended and consolidated on July 11, 1996 in the United States District Court for the Middle District of Florida, Tampa Division by Mr. Bergelt and others in an action against the Nations Government Securities Fund, NationsBank Corporation and certain of its affiliates, Dean Witter Distributors and certain of its affiliates, and Stephens Inc. (Case No. 94-995-Civ.-T-23E). As relevant to Nations Short-Intermediate Government Fund, plaintiffs allege that, among other things, defendants violated the Securities Exchange Act of 1934 and various state securities fraud statutes by employing a scheme to defraud plaintiffs into purchasing shares of the fund and making untrue statements of material fact and omitting to state material facts in connection with sales of shares of the fund. Plaintiffs further allege that, among other things, defendants concealed the risks associated with the fund by blurring the distinctions between banks and non-bank subsidiaries and by obscuring the differences between traditional, federally insured bank products and uninsured, non-depository products.

                     ADDITIONAL INFORMATION ON PERFORMANCE

         Yield information and other performance information for the Company's LifeGoal Portfolios may be obtained by calling the Company at (800) 321-7854.

         From time to time, the yield and total return of a LifeGoal Portfolio's Investor Shares and Primary Shares may be quoted in advertisements, shareholder reports, and other communications to shareholders. Each LifeGoal Portfolio of the Company also may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising materials and sales literature. Performance information is available by calling 1-800-321-7854 with respect to Investor Shares and 1-800-621-2192 with respect to Primary Shares.

         The international investment philosophy of certain of the underlying Nation Funds is based on the premise that significant opportunities exist outside of the United States. In fact, two-thirds of the world's investment opportunities are outside of the United States and foreign stock markets have consistently outperformed the U.S. stock market. Adding foreign stocks to a domestic portfolio can help reduce risk and lower portfolio volatility because world markets do not move in sync. From time to time, the LifeGoal Portfolios might point out these opportunities and the differences that exist through investing in overseas countries in marketing materials that reference underlying Nations Funds.

Yield Calculations

         The yield of the Primary  Shares and  Investor  Shares of the  LifeGoal
Portfolios is a measure of the net investment income per share (as defined) earned over a 30-day period expressed as a percentage of the maximum offering price of a share of such classes at the end of the period. Yield figures are determined by dividing the net investment income per share earned during the specified 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                 Yield = 2[(a-b + 1)6 1]
                           cd

Where:      a    =       dividends and interest earned during the period
            b    =       expenses accrued for the period (net of reimbursements)

            c    =       average daily number of shares outstanding during
                         the period that were entitled to receive dividends

            d    =       maximum offering price per share on the last day of
                         the period

         For purposes of yield quotation, income is calculated in accordance with standardized methods applicable to all stock and bond mutual funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income.
Capital gains and losses are excluded from the calculation.

         Income calculated for the purposes of calculating a LifeGoal Portfolio's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a LifeGoal Portfolio may differ from the rate of distributions a LifeGoal Portfolio paid over the same period or the rate of income reported in the LifeGoal Portfolios' financial statements.

Total Return Calculations

         Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Portfolio. The LifeGoal Portfolios' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC.

         Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

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


P(1 + T)n = ERV

Where:    P        =       a hypothetical initial payment of $1,000

          T        =       average annual total return

          n        =       number of years

          ERV      =       ending redeemable value at the end of the period of a
                           hypothetical $1,000 payment made at the beginning of such period


         This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

         Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

           CTR     =       (ERV-P) 100
                                 P

Where:    CTR      =       Cumulative total return

          ERV      =       ending redeemable value at the end of the period of a
                           hypothetical $1,000 payment made at the beginning of such period

           P       =       initial payment of $1,000.


         This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

         The Primary Shares and Investor Shares of the LifeGoal Portfolios may also quote their distribution rates, which express the historical amount of income dividends paid to their shareholders during a three-month period as a percentage of the maximum offering price per share on the last day of such period.

         The performance figures of the LifeGoal Portfolios as described above will vary from time to time depending upon market and economic conditions, the composition of their portfolios and operating expenses. These factors should be considered when comparing the performance figures of the LifeGoal Portfolios with those of other investment companies and investment vehicles.

         The LifeGoal Portfolios may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the LifeGoal Portfolios may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a LifeGoal Portfolio may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a LifeGoal Portfolio.

                                 MISCELLANEOUS

Certain Record Holders

         As of October 1, 1996, Stephens Inc. owned of record 100% of the outstanding shares of the Company and may be deemed a controlling person of the Company under the 1940 Act.

Report of Independent Accountants

                       [Price Waterhouse LLP Letterhead]

To the Shareholder and Board
of Directors of Nations LifeGoal Funds, Inc.

         In our opinion, the accompanying statements of assets and liabilities present fairly, in all materials respects, the financial position of LifeGoal Growth Portfolio, LifeGoal Balanced Growth Portfolio and LifeGoal Income and Growth Portfolio (constituting Nations LifeGoal Funds, Inc., hereafter referred to as the "Company") at October 1, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Price Waterhouse LLP
Boston, Massachusetts
October 2, 1996


NATIONS LIFEGOAL FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
October 1, 1996

                                              Growth      Balanced     Income
                                              Portfolio   Growth       and
                                              Portfolio   Portfolio    Growth
ASSETS:
Cash........................................   $40,000    $30,000     $30,000
Deferred organizational expenses (Note 1)...    61,254     61,254      61,254
Offering costs (Note 1).....................    45,000     45,000      45,000
                                                ------     ------      ------

Total Assets................................   146,254    136,254     136,254

LIABILITIES:
Accrued organizational expenses (Note 1)....    61,254     61,254      61,254
Accrued offering costs (Note 1).............    45,000     45,000      45,000
                                                ------     ------      ------

Total Liabilities...........................   106,254    106,254     106,254
                                               -------    -------     -------

NET ASSETS:
Primary A Shares............................   $40,000    $30,000     $30,000
                                               =======    =======     =======

SHARES OF BENEFICIAL INTEREST OUTSTANDING:
Primary A Shares............................     3,000      4,000       3,000

PRIMARY A SHARES:
Net asset value, offering and redemption
price per share of beneficial interest
outstanding.................................    $10.00     $10.00      $10.00
                                                ======     ======      ======


1.       NOTES TO STATEMENTS OF ASSETS AND LIABILITIES

1. Nations LifeGoal Funds, Inc. (the "Company") was organized as a Maryland Corporation on July 3, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company was established in order to offer a range of asset allocation strategies to accommodate different investment philosophies and goals.

The Company offers three Portfolios: LifeGoal Growth Portfolio, LifeGoal Balanced Growth Portfolio and LifeGoal Income and Growth Portfolio (individually, a "LifeGoal Portfolio", collectively the "LifeGoal Portfolios"). The LifeGoal Portfolios currently offer four classes of shares:
Primary A Shares, Primary B Shares, Investor A Shares and Investor C Shares. Shareholders of LifeGoal Portfolios have equal voting rights on matters affecting all shareholders of the LifeGoal Portfolios equally. Each class of shares of a LifeGoal Portfolio has exclusive voting rights on matters that relate solely to its class, and separate voting rights on matters in which the interests of one class of shares differ from the interests of any other class. In addition to its own expenses, each LifeGoal Portfolio will indirectly bear their pro-rata share of fees and expenses incurred by the underlying funds they invest in. Pursuant to an exemptive order the LifeGoal Portfolios will begin investing, within certain percentage ranges, substantially all of their assets in the Primary A Shares of certain other funds in the Nations Fund Family. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Company has had no operations other than organizational matters and the issuance and sale of Primary A Shares of each of the LifeGoal Portfolios to Stephens Inc. ("Stephens"), the Company's administrator.

         Costs incurred by the LifeGoal Portfolios in connection with their organization will be deferred and amortized on a straight line basis over the period of benefit not to exceed sixty months. Initial offering costs will be deferred and amortized over the twelve month period from the date upon which each LifeGoal Portfolio commences its investment operations. If any of the initial shares are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by a pro rata portion of the then unamortized organization costs.

         Expenses: General expenses of the Company are allocated to the relevant LifeGoal Portfolios based upon relative net assets. Operating expenses directly attributable to a LifeGoal Portfolio or class of shares are charged to that LifeGoal Portfolio's or class' operations. Expenses of each LifeGoal Portfolio not directly attributable to the operations of any class of shares are prorated among the classes based on the relative average net assets of each class of shares.


2.       AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

         The Company has entered into an Investment Advisory Agreement with NationsBanc Advisors, Inc. ("NBAI"), a wholly-owned subsidiary of NationsBank. For its investment advisory services to the LifeGoal Portfolios, NBAI is entitled to receive an advisory fee calculated at an annual rate of 0.25% of the value of the average daily net assets of each LifeGoal Portfolio. LifeGoal Portfolios pay advisory fee

         TradeStreet Investment Associates, Inc. ("TradeStreet") , a wholly owned subsidiary of NationsBank serves as investment sub-adviser to the LifeGoal Portfolios. For its investment sub-advisory services to the LifeGoal Portfolios, NBAI compensates TradeStreet at an annual rate of .05% of the value of the average daily net assets of each LifeGoal Portfolio.

         NBAI has agreed to absorb all other expenses of the LifeGoal Portfolios (except brokerage fees and commissions, extraordinary expenses, and any applicable Rule 12b-1 fees, shareholder servicing fees and/or shareholder administration fees). From time to time, NBAI may waive advisory fees and/or reimburse expenses payable by a LifeGoal Portfolio.

         Stephens serves as the Administrator of the Company pursuant to an Administration Agreement. Stephens will not receive any fees from LifeGoal Portfolios for these services. First Data Investor Services Group, Inc. ("First Data"), a wholly-owned subsidiary of First Data Corporation, serves as the Co-administrator of the LifeGoal Portfolios pursuant to a Co-Administration Agreement. First Data is entitled to receive an annual fee of $10,000 per LifeGoal Portfolio.

3.       SHAREHOLDER SERVICING AND DISTRIBUTION PLANS.

         Each LifeGoal Portfolio has adopted shareholder administration plans ("Administration Plan") for Primary B Shares of each LifeGoal Portfolio, shareholder servicing and distribution plans ("Investor A Plan") pursuant to Rule 12b-1 under the 1940 Act for Investor A Shares of each LifeGoal Portfolio, a shareholder servicing plan ("Servicing Plan") for Investor C Shares of each LifeGoal Portfolio and a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act for Investor C Shares of each LifeGoal Portfolio. The Administration Plan permits the LifeGoal Portfolios to compensate Institutions for shareholder administration services provided to their customers that own Primary B Shares. The Investor A Plan permits the LifeGoal Portfolios to compensate (i) Servicing Agents and Selling Agents that have entered into a servicing agreement with the LifeGoal Portfolios for services provided to their customers that own Investor A Shares and (ii) Stephens for distribution-related expenses incurred in connection with Investor A Shares. The Servicing Plan permits the LifeGoal Portfolios to compensate Servicing

         Agents for services provided to their customers that own Investor C Shares. The Distribution Plan permits the LifeGoal Portfolios to compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the LifeGoal Portfolios' Investor C Shares. Payments under the plans are accrued daily and paid monthly at a rate set from time to time by the LifeGoal Portfolios, provided that the annual rate may not exceed the following rates: the Administration Plan may not exceed 0.60% of the average daily net asset value of Primary B Shares, the Investor A Plan may not exceed 0.25% of the average daily net asset value of Investor A Shares, the Servicing Plan may not exceed 0.25% of the average daily net asset value of Investor C Shares and the Distribution Plan may not exceed 0.75% of the average daily net asset value of Investor C Shares. Fees paid pursuant to the plans are charged as expenses of Primary B Shares, Investor A Shares and Investor C Shares, respectively, of each LifeGoal Portfolio as accrued.

                                   SCHEDULE A

                             DESCRIPTION OF RATINGS

The following summarizes the highest six ratings used by Standard & Poor's Corporation ("S&P") for corporate and municipal bonds. The first four ratings denote investment grade securities.

           AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

           AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

           A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

           BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

           BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories. The following summarizes the highest six ratings used by Moody's Investors Service, Inc. ("Moody's") for corporate and municipal bonds.
The first four denote investment grade securities.

           Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

           Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

           A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

           Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

           Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future.
           Uncertainty of position characterizes bonds in this class.

           B - Bond which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment grade.

           AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

           AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

           A - Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

           BBB - Bonds that are rated BBB have below average  protection factors
           but  still  are  considered   sufficient   for  prudent   investment.
           Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment grade:

           AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

           AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

           A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

           BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

           MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

           MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

           SP-1 -- Very strong or strong capacity to pay principal and interest.
           Those   issues    determined   to   possess    overwhelming    safety
           characteristics are given a "plus" (+) designation.

           SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2, and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of LifeGoal Funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1 indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes that the securities are investment grade:

           F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

           F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

           F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest  commercial  paper rating assigned by Moody's.
Issuers rated Prime-1 (or related  supporting  institutions)  are  considered to
have  a  superior  capacity  for  repayment  of  senior  short-term   promissory
obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

For commercial paper, D&P uses the short-term debt ratings described above.

For commercial paper, Fitch uses the short-term debt ratings described above.

Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

           AAA - The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

           AA - The second highest category;  indicates a very strong ability to
           repay   principal  and  interest  on  a  timely  basis  with  limited incremental risk versus issues rated in the highest category.

           A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

           BBB - The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

           TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

           TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

           TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

           TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.


The following summarizes the four highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"):

           AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

           AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

           A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

           BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

The following summarizes the three highest short-term debt ratings used by IBCA:

         A-1+ Where issues possess a particularly strong credit feature.

         A-1 Obligations supported by the highest capacity for timely repayment.

         A-2 Obligations supported by a good capacity for timely repayment.